UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to § 240.14a-12.

CALVERT IMPACT FUND, INC.

CALVERT RESPONSIBLE INDEX SERIES, INC.

CALVERT SOCIAL INVESTMENT FUND

CALVERT WORLD VALUES FUND, INC.

THE CALVERT FUND

CALVERT MANAGEMENT SERIES

CALVERT VARIABLE TRUST, INC.

CALVERT VARIABLE SERIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CALVERT IMPACT FUND, INC.

CALVERT RESPONSIBLE INDEX SERIES, INC.

CALVERT VARIABLE TRUST, INC.

CALVERT VARIABLE SERIES, INC.

CALVERT WORLD VALUES FUND, INC.

(EACH A “COMPANY,” AND COLLECTIVELY, “THE COMPANIES”)

CALVERT SOCIAL INVESTMENT FUND

THE CALVERT FUND

CALVERT MANAGEMENT SERIES

(EACH A “TRUST,” AND COLLECTIVELY, “THE TRUSTS”)

2050 M Street NW

Washington, DC 20036

(202) 238-2200

May 2, 2025

Dear Investor:

We cordially invite you to attend the joint special meeting of shareholders of the funds listed in Appendix A of the attached Proxy Statement (each, a “Fund” or “Calvert Fund” and, collectively, the “Funds” or “Calvert Funds”) scheduled to be held at the offices of the Secretary of each Trust and Company, One Post Office Square, Boston, Massachusetts 02109, on June 16, 2025 at 11:30 a.m. Eastern Time (the “Meeting”). The Meeting is being held to ask shareholders to vote on a proposal to elect individuals as trustees of each Trust and directors of each Company. This Proxy Statement and the accompanying form of proxy are first being sent or given to shareholders on or about May 2, 2025.

As part of each Trust’s and Company’s planning efforts to ensure continuity in the oversight of each Trust and Company, and in light of a number of recent and scheduled future retirements, the Board of Trustees/Directors of the Calvert Funds (the “Board”) recommends that shareholders approve a slate of five nominees for each Fund. The five nominees include two current independent trustees/directors who joined the Board in 2023, Karen Fang and Eddie Ramos; the sole current interested trustee/director, Von M. Hughes, who also joined the Board in 2023; and two individuals who are not currently on the Board, independent trustee/director candidates Kim M. Keenan and Carlton M. Waterhouse (each a “Nominee” and, collectively, the “Nominees”). The Board currently consists of seven (7) members, including four (4) members who have previously been elected by shareholders. If the proposal is approved for each Trust/Company, the Board will consist of nine (9) members until the end of 2025, when following scheduled retirements the Board will again consist of seven (7) members. The Board unanimously recommends that shareholders of each Trust/Company vote “FOR” each of the Nominees.

If you are a contract owner of a variable annuity contract or variable life insurance contract investing in shares of one or more of the constituent funds of Calvert Variable Trust, Inc. or Calvert Variable Series, Inc., please be aware that your insurance company holds these shares on your behalf. Although you are not a shareholder of these funds, each insurance company will offer to contract owners the opportunity to instruct it as to how it should vote shares of a Fund held by it and the separate accounts on the proposed matters. All persons entitled to direct the voting of shares of the Funds, whether or not they are in fact shareholders, are described as and considered “shareholders” voting for purposes of the Meeting and matters described in the accompanying Proxy Statement.

We hope that you will be able to attend the Meeting. Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented. We urge you to mark, sign, date, and mail the enclosed proxy card/voting instruction form in the postage-paid envelope provided or to record your voting instructions by telephone or via the internet as soon as possible to ensure that your shares are represented at the Meeting.

Your vote is important to us. We appreciate your consideration of these important proposals. If you have questions about the proposals, please call our proxy information line at 1-844-200-5785 or contact your financial intermediary.

Sincerely yours,

/s/ Von M. Hughes
Von M. Hughes
President and Chief Executive Officer
Calvert Research and Management

*******

PROXY CARD(S) ENCLOSED

If you have any questions, please call our proxy information line at 1-844-200-5785 or call your financial representative.

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

to Be Held on June 16, 2025

To the Shareholders of each series of:

CALVERT IMPACT FUND, INC.

CALVERT RESPONSIBLE INDEX SERIES, INC.

CALVERT VARIABLE TRUST, INC.

CALVERT VARIABLE SERIES, INC.

CALVERT WORLD VALUES FUND, INC.

(EACH A “COMPANY,” AND COLLECTIVELY, “THE COMPANIES”)

CALVERT SOCIAL INVESTMENT FUND

THE CALVERT FUND

CALVERT MANAGEMENT SERIES

(EACH A “TRUST,” AND COLLECTIVELY, “THE TRUSTS”)

The separate series of each trust and corporation listed above, as set forth on Appendix A to the enclosed Proxy Statement, are collectively referred to herein as the “Funds” and, each individually, a “Fund.”

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF THE FUNDS SCHEDULED TO BE HELD ON JUNE 16, 2025: The notice of joint special meeting of shareholders, Proxy Statement, and the forms of proxy card/voting instruction form are available at www.proxyvote.com.

To the Shareholders of each Fund:

The joint special meeting of shareholders of your Fund(s) will be held on June 16, 2025 at 11:30 a.m., Eastern Time, at the offices of the Secretary of each Trust and Company, One Post Office Square, Boston, Massachusetts 02109 (the “Meeting”), to consider the following proposals (each, a “Proposal”), as more fully described in the accompanying Proxy Statement.

Proposals:

1.

To elect each of the following five individuals as Trustee of each Trust and Director of each Company: Von M. Hughes, Karen Fang, Eddie Ramos, Kim M. Keenan, and Carlton M. Waterhouse (the “Nominees”).

2.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Shareholders at the Meeting also may consider and act upon such other matters as may properly come before the Meeting and any adjournments and postponements thereof. Holders of record of shares of the Funds at the close of business on April 21, 2025 who have voting power with respect to such shares are entitled to vote or provide voting instructions at the Meeting and are also entitled to vote or provide voting instructions at any adjournments or postponements thereof. The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting or any adjournments or postponements thereof.

This notice and the related proxy materials first are being mailed to shareholders on or about May 2, 2025. This proxy is being solicited on behalf of each Fund’s Board.

By Order of the Board,

/s/ Deidre E. Walsh
Deidre E. Walsh
Secretary, Vice President and Chief Legal Officer

We urge you to mark, sign, date, and mail the enclosed proxy card/voting instruction form in the postage-paid envelope provided or to record your voting instructions by telephone or via the internet so that your shares are represented at the Meeting.

May 2, 2025

IMPORTANT INFORMATION FOR OWNERS OF VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS INVESTED IN CERTAIN FUNDS

Shares of each Fund that is a series of Calvert Variable Trust, Inc. and Calvert Variable Series, Inc. are available exclusively as a pooled funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”) and certain qualified plans. The Participating Insurance Companies own shares of these Funds as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of those Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with the interpretations of voting requirements by the staff of the U.S. Securities and Exchange Commission (“SEC”), each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares of a Fund held by it and the separate accounts on the proposals. The Proxy Statement is, therefore, furnished to Contract Owners entitled to give voting instructions with regard to these Funds. All persons entitled to direct the voting of shares of these Funds, whether or not they are shareholders, are described as and considered “shareholders” voting for purposes of the Meeting and the Proxy Statement.

This document contains a Proxy Statement, Notice of a Joint Special Meeting of Shareholders, and a proxy card/voting instruction form. It explains what you should know before voting on the proposals described herein. You can use your voting instruction form to instruct your insurance company how to vote on your behalf on these important issues relating to your investment in series of Calvert Variable Trust, Inc. and Calvert Variable Series, Inc. If you complete and sign the voting instruction form (or instruct your insurance company by telephone or through the internet how to vote on your behalf), your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate. If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract in accordance with the Board’s recommendation on each Proposal applicable to these Funds. If you do not return your voting instruction form or record your voting instructions by telephone or through the internet, your insurance company will vote your shares in the same proportion as shares for which instructions have been received.

We urge you to review the Proxy Statement carefully and either fill out your voting instruction form and return it by mail or record your voting instructions by telephone or through the internet. Your prompt return of the enclosed voting instruction form (or providing voting instructions by telephone or through the internet) may save the necessity and expenses incurred by further solicitations.

If you have any questions, please call Broadridge Financial Services, Inc. (“Broadridge”), your Fund’s proxy solicitor, at the special toll-free number we have set up for you, 1-844-200-5785, or contact your insurance company.

PROXY STATEMENT

For the Joint Special Meeting of Shareholders

To be held on June 16, 2025

CALVERT IMPACT FUND, INC.

CALVERT RESPONSIBLE INDEX SERIES, INC.

CALVERT VARIABLE TRUST, INC.

CALVERT VARIABLE SERIES, INC.

CALVERT WORLD VALUES FUND, INC.

(EACH A “COMPANY,” AND COLLECTIVELY, “THE COMPANIES”)

CALVERT SOCIAL INVESTMENT FUND

THE CALVERT FUND

CALVERT MANAGEMENT SERIES

(EACH A “TRUST,” AND COLLECTIVELY, “THE TRUSTS”)

The separate series of each trust and corporation listed above as set forth on Appendix A are collectively referred to herein as the “Funds” or “Calvert Funds” and, each individually, a “Fund” or “Calvert Fund.”

**********

General Information

This document gives you the information you need to vote on each Proposal. Much of the information is required under rules of the U.S. Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you do not understand, please call our proxy information line at 1-844-200-5785 or call your financial representative.

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards of Trustees or Boards of Directors, as applicable (each, a “Board” and, collectively, the “Board”), of your Funds at a meeting scheduled to be held jointly at the offices of the Secretary of each Trust and Company, One Post Office Square, Boston, Massachusetts 02109, on June 16, 2025 at 11:30 a.m. Eastern Time, and at any and all adjournments or postponements thereof (the “Meeting”), at which shareholders of each Fund will be asked to elect the following five individuals (the “Nominees”) as Board members (the “Proposal”), which Nominees, if elected, would serve on the Board of each Trust/Company: Von M. Hughes, Karen Fang, Eddie Ramos, Kim M. Keenan, and Carlton M. Waterhouse.

This Proxy Statement, along with the enclosed Notice of a Joint Special Meeting of Shareholders (the “Notice”) and the accompanying proxy card or voting instruction form, is being mailed to shareholders and Contract Owners on or about May 2, 2025. It explains what you should know before voting on the matters described herein. Please read it carefully and keep it for future reference.

Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Growth Allocation Fund (each, an “Allocation Fund”) may invest in other Funds (“Underlying Funds”) in a fund-of-funds structure. When a shareholder of an Allocation Fund votes on a Proposal for that Allocation Fund, that vote will also constitute instructions for the Allocation Fund to vote in the same manner on each proposal for the Underlying Fund(s) in which it invests. Accordingly, for each applicable proposal brought before the Meeting, each Allocation Fund will vote its interests in the Underlying Fund(s) in the same proportion as the vote received by the Allocation Fund from its shareholders on a Proposal. Because of this practice, a small number of shareholders of an Allocation Fund could determine how the Allocation Fund votes with respect to an Underlying Fund if other shareholders fail to vote. Because each Underlying Fund has shareholders in addition to an Allocation Fund, it is possible that a Proposal may be approved by an Underlying Fund even if it is not approved by such Allocation Fund’s shareholders.

In the descriptions of the Proposals below, the word “fund” sometimes is used to mean an investment company or series thereof in general, and not the Funds whose shareholders are solicited by this Proxy Statement. In addition, for simplicity, actions may be described in this Proxy Statement as being taken by a Fund that is a series of a Trust or Company, although all actions actually are taken by the Trust or Company on behalf of the applicable Fund.

PROPOSAL 1: PROPOSAL TO ELECT BOARD MEMBERS

Why am I being asked to vote for board members?

As part of your Fund’s Board’s planning efforts to ensure continuity in the oversight of the Fund, and in light of a number of recent and scheduled future retirements from the Board, the Board recommends that shareholders approve a slate of five nominees for each Fund. The five nominees include two current independent trustees/directors who joined the Board in 2023, Karen Fang and Eddie Ramos; the sole current interested trustee/director, Von M. Hughes, who also joined the Board in 2023; and two individuals who are not currently on the Board, independent trustee/director candidates Kim M. Keenan and Carlton M. Waterhouse (each a “Nominee” and, collectively, the “Nominees”). The Board currently consists of seven (7) members, including four (4) members who have previously been elected by shareholders. If the proposal is approved for each Trust/Company, the Board will consist of nine (9) members until the end of 2025, when following scheduled retirements the Board will again consist of seven (7) members. Your Fund’s Board believes that, if elected, the Nominees (i) will benefit each Calvert Fund by enhancing the effectiveness of board oversight of the Calvert Funds, their management, and their other service providers; (ii) will facilitate oversight of the Calvert Funds; and (iii) will benefit each Calvert Fund as a result of the diversity and experience of the Nominees that would comprise the Board if elected.

Why did you send me this booklet?

This booklet includes a Proxy Statement. It provides you with information you should carefully review before providing voting instructions on the proposal listed above and in the Notice. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

Who is asking for my vote?

The enclosed proxy card is solicited by the Board of each Trust and Company for use at the Meeting to be held on June 16, 2025 and, if your Fund’s Meeting is adjourned or postponed, at any later meetings held, as permitted by your Fund’s organizational documents, for the purposes stated in the Notice. The Notice, the proxy card(s) and the Proxy Statement are expected to be mailed beginning on or about May 2, 2025.

How do I vote?

Shareholders can vote (or, in the case of contract owners, you can provide voting instructions to your insurance company) via Internet voting, through telephone touch-tone voting, by signing and returning a Proxy Ballot, or by attending the Meeting in person and voting. To vote (or provide voting instructions) by telephone or Internet, follow the voting instructions as outlined on the Notice of Internet Availability of Proxy Materials. These options require shareholders to input a control number, which is located on your Notice of Internet Availability of Proxy Materials. After entering this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.

If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or Internet, the shareholder may request a Proxy Ballot by mail and submit it by mail or attend the Meeting in person. Joint owners must each sign the Proxy Ballot.

I am the owner of a variable life insurance policy or a variable annuity contract offered by my insurance company. I am not a shareholder of the Funds. Why am I being asked to vote on proposals for Calvert Fund shareholders?

You have previously directed your insurance company to invest certain proceeds relating to your variable life insurance policy and/or variable annuity contract (each a “Contract”) in the Calvert Funds. Although you receive the gains, losses, and income from this investment, your insurance company holds on your behalf any shares corresponding to your investment in the Calvert Funds. Thus, you are not the “shareholder” of a Calvert Fund; rather, your insurance company is the shareholder. However, you have the right to instruct your insurance company on how to vote the Calvert Fund shares corresponding to your investment through your Contract. It is your insurance company, as the shareholder, that will actually vote the shares that correspond to your investment (likely by executing a proxy card) once it receives instructions from its Contract owners.

This Proxy Statement is, therefore, used to solicit voting instructions from you and other owners of Contracts. All persons entitled to direct the voting of shares of a Calvert Fund, whether or not they are shareholders, are described as and considered “shareholders” voting for purposes of the Meeting and this Proxy Statement.

Who is eligible to vote?

Shareholders of record of each Fund set forth in Appendix A at the close of business on April 21, 2025 (the “Record Date”) are entitled to be present and to vote at the Meeting and such date shall apply to any adjourned or postponed meeting unless the Trustees fix a new record date.

The number of shares of each Fund outstanding on the Record Date is shown in Appendix B. Each whole share is entitled to one vote, with fractional shares voting proportionately. Shares represented by your duly executed proxy card will be voted in accordance with your instructions. If you sign the proxy card but do not fill in a vote, your shares will be voted in accordance with the Trustees’ recommendation. If any other business is brought before your Fund’s Meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

How can I obtain more information about the Funds?

Should you have any questions about the Funds, please do not hesitate to contact shareholder services toll free at the following telephone number 1-800-368-2745. The prospectuses, statements of additional information and other information regarding the Funds are available on the Internet at https://www.calvert.com/our-funds.php.

Important notice regarding availability of proxy materials for the Meeting to be held on June 16, 2025.

The Proxy Statement is available on the Internet at www.proxyvote.com. Additional information about each Fund is available in its Prospectus, Statement of Additional Information, Annual and Semi-Annual Reports and in Form N-CSR. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports. You can obtain copies of the Prospectus, Statement of Additional Information, Annual and Semi-Annual Reports, and other information such as the financial statements of each Fund free of charge, upon request, by writing to the applicable Trust at Calvert Funds, P.O. Box 219544, Kansas City, MO 64121-9544, by calling 1-800-368-2745, or by visiting https://www.calvert.com/our-funds.php.

Will a majority of the Board members be independent of each Trust and Company?

Yes, as is the case now, if all of the Nominees are elected, all but one of the Board members of each Trust and Company will not be “interested persons” as defined in the Investment Company Act of 1940, as amended (each such Board member an “Independent Board Member” and, collectively, the “Independent Board Members”) of each Trust and Company and the Funds.

How does the Board recommend that shareholders vote on the Proposal?

The Board of each Trust and Company unanimously recommends that you vote FOR each of the Nominees.

PROPOSAL 1: ELECTION OF BOARD MEMBERS

As part of the Board’s planning efforts to ensure continuity in the oversight of the Calvert Funds, and in light of a number of recent and scheduled future retirements from the Board, the Board of each Fund is recommending that shareholders elect the Nominees to the Board of each Trust and Company to oversee the Calvert Funds, which include your Fund and certain other Funds, each of which is listed in Appendix A hereto. Accordingly, the Board of each Fund is submitting for election by shareholders the following slate of five (5) Nominees: Von M. Hughes, Karen Fang, Eddie Ramos, Kim M. Keenan, and Carlton M. Waterhouse. All Nominees except for Mr. Von M. Hughes are considered Independent Board Members. Ms. Fang and Messrs. Hughes and Ramos currently serve as Board members but have not been previously elected by shareholders, and Ms. Keenan and Mr. Waterhouse have not served on the Board. The Board currently consists of seven (7) members, including four (4) members who have previously been elected by shareholders. If shareholders approve the election of the Nominees, all of the Board members will have been elected by Fund shareholders, and the Board will consist of nine (9) members until the end of 2025, when following scheduled retirements the Board will again consist of seven (7) members.

Each Nominee has consented to serve as a Trustee/Director and to being named in this Proxy Statement. Each Nominee is familiar with the operations of the Calvert Funds and the Funds’ Investment Adviser, Calvert Research and Management (“CRM” or the “Adviser”) as well as its affiliates that provide services to the Funds. Each of the Nominees is being submitted by the Board for election by the shareholders of each Fund. Relevant information about each Nominee is set forth below. If elected by the shareholders of all of the Funds, each Nominee would serve on the board of eight (8) Trusts/Companies, overseeing 45 Funds in the current configuration of the Calvert Funds complex.

Board Recommendation and Considerations

In connection with the recent retirement of certain former Board members, and the scheduled retirement of two additional Board members at the end of 2025, the Board of each Trust and Company considered the need for continuous effective board oversight of the operations of the Funds. The Board received the recommendation of the candidacy of each of the Nominees from the Governance Committee of each Board.

Prior to taking action to nominate each of the Nominees, the Governance Committee of each Board reviewed the qualifications, experience and background of each of the Nominees to serve as an Independent Board Member. In reviewing the potential candidacy of various individuals, the Governance Committee considered: (i) each candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by each candidate as a director or senior officer of public companies or non-profit organizations or experience in government or academia; (iii) each candidate’s educational background, (iv) each candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by each candidate, or other experience or background of each candidate, and the extent to which such expertise, experience or background would complement the Board’s existing mix of skills, core competencies, qualifications and diversity of experiences and background; (vi) each candidate’s perceived ability to contribute to the ongoing functions of the Board, including each candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) each candidate’s ability to qualify as an Independent Board Member for purposes of the 1940 Act and any other actual or potential conflicts of interest involving each candidate and each of the Funds; (viii) each candidate’s understanding of and demonstrated thought leadership in the areas of sustainable and socially responsible investing, or impact investing (together, “responsible investing”); (ix) any experience possessed by each candidate in the field of responsible investing such as through academic research, community investing or involvement with social impact funds; and (x) such other factors as the Committee determined to be relevant in light of the existing composition of the Board and any anticipated vacancies. In the case of those Nominees who currently serve on the Board, this review included consideration of his or her years of service as a Board member.

The Governance Committee also considered, among other factors, the particular attributes described below with respect to the individual Nominees:

•	Eddie Ramos: Mr. Ramos’ experience as a former Chief Investment Officer of an asset manager;

•	Karen Fang: Ms. Fang’s experience as a senior investment management, banking and capital markets professional;

•

Kim M. Keenan: Ms. Keenan’s experience as a lawyer, mediator and board member of various organizations (including her prior service on a mutual fund board) and senior executive leadership of various organizations including academia, government, and non-profits;

•	Carlton Waterhouse: Mr. Waterhouse’s experience as a lawyer, author, law professor and his public service and expertise in environmental law and environmental justice; and

•	Von M. Hughes: Mr. Hughes’ experience as a senior investment management executive and experience as a board member of various organizations.

After careful consideration, the Governance Committee of each Board concluded that the nominations of each of the Nominees would be in the best interests of the shareholders of each Fund and recommended that the Board consider the candidacy of the Nominees to serve on the Board of each Trust and Company. At a Board meeting held on March 4, 2025, each Board considered and discussed the candidacy of the Nominees and unanimously voted to nominate each of the Nominees for election by shareholders.

Biographical Information of the Nominees

Assuming all of the Nominees are elected, the Board would consist of the following nine (9) individuals following the Meeting:

Interested Trustee/Director

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Calvert Funds in Fund Complex Overseen By Trustee	Other Directorships Held During Last Five Years
VON M. HUGHES* 1969	Trustee/ Director and President	Since 2023	President, Chief Executive Officer and Managing Director of Calvert Research and Management. Managing Director of Morgan Stanley Investment Management (MSIM) (since 2022). Formerly, Managing Director of PAAMCO Prisma (investment management firm) (2003-2022).	45	Tradeweb Markets Inc. (financial services) (2021-2022) National Association of Investment Companies (2018-2021)

Mr. Hughes is an interested Trustee/Director because of his positions with CRM and certain affiliates.

Noninterested Trustees/Directors (Independent Board Members)

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Calvert Funds in Fund Complex Overseen By Trustee	Other Directorships Held During Last Five Years
ALICE GRESHAM BULLOCK 1950	Trustee/ Director	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).	45	None

KAREN FANG* 1958	Trustee/ Director	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).	45	None

MILES D. HARPER, III 1962	Chair and Trustee/ Director	Since 2016	Private investor (2022-present). Formerly, Partner, Carr Riggs & Ingram (public accounting firm) (2014-2022). Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), (1999-2014).	45	Bridgeway Funds (6) (asset management)

JOY V. JONES 1950	Trustee/ Director	Since 2016	Attorney.	45	Palm Management Corporation

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Calvert Funds in Fund Complex Overseen By Trustee	Other Directorships Held During Last Five Years

EDDIE RAMOS* 1967	Trustee/ Director	Since 2023	Chief Strategy Officer, Emerge9 (asset management) (2025-present). Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).	45	Global X Venture Fund (asset management) Macquarie Optimum Funds (6) (asset management) (2022-2023)

ANTHONY A. WILLIAMS 1951	Trustee/ Director	Since 2010	CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for King and Spalding LLP (September 2015 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).	45

Freddie Mac

Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)

Weston Solutions, Inc. (environmental services)

Bipartisan Policy Centers Debt Reduction Task Force

Chesapeake Bay Foundation

Catholic University of America

Urban Institute (research organization)

The Howard Hughes Corporation (real estate development)

Old Dominion National Bank

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Calvert Funds in Fund Complex Overseen By Trustee	Other Directorships Held During Last Five Years

KIM M. KEENAN** 1962	Trustee/ Director	Since 2025 (If elected)	Mediator and Arbitrator at JAMS (2020 to Present); Adjunct Professor, Georgetown University Law Center (2025 to Present); Founding Director, Chief Policy Officer, Digital Progress Institute (2023 to Present); Senior Adjunct Professor at The George Washington University Law School (1999 to Present); Co-Chair of the Internet Innovation Alliance (2018 to 2022); EVP Marketing & General Counsel of Odyssey Media (2018 to 2021).	45	Links Foundation Incorporated (2022-2024) Lawyers Committee for Civil Rights Under Law (2005-present) International Women’s Forum of Washington, DC. (2020-2021)

CARLTON M. WATERHOUSE** 1965	Trustee/ Director	Since 2025 (If elected)	Professor of Law at Howard University School of Law (January 2019 to 2021; on leave 2021-2023); Deputy Assistant Administrator of Office of Land and Emergency Management (February 2021-2023).	45	Howard University School of Law, Environmental Justice Center (2019-Present) Natural Resources Defense Council (2020-2021; 2024-Present) Environmental Law Institute (2019-2021; 2023-Present)

*	Indicates Nominees who are currently Board members but have not been elected previously by shareholders.
**	Indicates Nominees that have not previously served on the Board.

The business address of each Trustee/Director and Nominee is: 2050 M Street NW, Washington, DC 20036.

Each Nominee elected to the Board at the Meeting will serve until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, removal or disqualification. Under the terms of the Funds’ current Board member retirement policy, each Independent Board Member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. Each Nominee has indicated a willingness to serve if elected.

As reported to the Funds, Appendix C to this Proxy Statement sets forth ownership by the Board Members and Nominees of shares of the Funds as of December 31, 2024. Appendix D to this Proxy Statement sets forth compensation paid to each Board Member by each Fund for the year ended December 31, 2024. In addition, CRM has agreed to indemnify each Nominee against any additional taxes, interest, or penalties for which such Nominee may be liable in connection certain payments of deferred fees.

Officers

The current officers of the Funds are set forth in Appendix E hereto.

Current Board Structure

The Board has determined that its leadership structure is appropriate. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Board members from Fund management.

The Board has general oversight responsibility with respect to the business and affairs of each Trust/Company and each Fund. The Board has engaged the Adviser and (if applicable) a sub-adviser to manage each Fund and an administrator to administer each Fund and is responsible for overseeing such Adviser, sub-adviser, and administrator and other service providers to each Trust/Company and each Fund. The Board is currently composed of seven Trustees/Directors, including six Trustees/Directors who are Independent Board Members. If the Nominees are elected, the Board will be composed of nine Trustees/Directors until the end of 2025, when following scheduled retirements the Board will consist of seven members. All but one member of the Board is an Independent Board Member. In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. During the fiscal years ended September 30, 2024 and December 31, 2024, the Board met four and four times, respectively. As discussed below, the Board has established two committees to assist the Board in performing its oversight responsibilities.

The Board has appointed an Independent Board Member to serve in the role of Chairperson. The Chairperson’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Board members between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. Mr. Harper currently serves as Chair of the Board. Except for any duties specified herein or pursuant to each Trust’s or Company’s Declaration of Trust/Articles of Incorporation or By-laws, the designation of Chairperson does not impose any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as an Independent Board Member, generally.

The Board believes that each Trustee’s/Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees/Directors lead to the conclusion that the Trustees/Directors possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Board believes that the Trustees’/Directors’ ability to review critically, evaluate, question and discuss information provided to them with the Adviser, sub-advisers, if applicable, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees/Directors, support this conclusion. The Board has also considered the contributions that each Trustee/Director can make to the Board and the Funds. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee/Director, as applicable:

Current Trustees/Directors (Previously elected)

•	Alice Gresham Bullock: Ms. Gresham Bullock’s academic leadership experience, legal experience and experience as a board member of various organizations;

•	Miles D. Harper, III: Mr. Harper’s experience as a partner of a public accounting firm and experience as a board member of a mutual fund complex;

•	Joy V. Jones: Ms. Jones’ legal experience and experience as a director of a private foundation; and

•	Anthony A. Williams: Mr. Williams’ experience as the mayor of the District of Columbia and as a board member of various organizations.

Current Trustees/Directors (Standing for election as Nominees)

•	Eddie Ramos: Mr. Ramos’ experience as a former Chief Investment Officer of an asset manager;

•	Karen Fang: Ms. Fang’s experience as a senior investment management, banking and capital markets professional; and

•	Von M. Hughes: Mr. Hughes’ experience as a senior investment management executive and experience as a board member of various organizations.

The Audit Committee approves and recommends to the Board the approval of independent public accountants to conduct the annual audit of each Fund’s financial statements; reviews with the independent public accountants the outline, scope, and results of each Fund’s annual audit; and reviews the performance of, and fees charged by, the independent public accountants for professional services. In addition, the Audit Committee meets with the Fund’s independent public accountants and representatives of Fund management, as applicable, to review accounting activities and areas of financial reporting and control. The following individuals are currently members of the Board’s Audit Committee: Messrs. Harper, Ramos and Williams, and Mses. Gresham Bullock, Fang and Jones. The Board has determined that Mr. Ramos is an “audit committee financial expert” as that term is defined in the applicable SEC rules. If elected, Ms. Keenan and Mr. Waterhouse are expected to serve on the Audit Committee. During the fiscal years ended September 30, 2024 and December 31, 2024, the Audit Committee convened eight and eight times, respectively.

The Governance Committee addresses matters of fund governance, including policies on Trustee/Director compensation and on Board and committee structure and responsibilities. The functions of the Governance Committee of each Board also include those of a Nominating Committee — e.g., the initiation and consideration of nominations for the appointment or election of independent Trustees/Directors of the Boards, as applicable. When identifying and evaluating prospective nominees for vacancies on the Board, the Governance Committee reviews all recommendations in the same manner, including those received from shareholders. The Governance Committee determines if the prospective nominee meets the specific qualifications set forth in the Governance Committee’s charter, and any other qualifications deemed to be important by the Governance Committee. The Governance Committee charter has been included as Appendix G to this Proxy Statement. During the fiscal years ended September 30, 2024 and December 31, 2024, the Governance Committee convened five and five times, respectively.

The Board believes that diversity is an important attribute of a well-functioning board. The current Board is comprised of one white male, two African American males, two African American females, one Asian female and one Hispanic male. If the Nominees are elected by shareholders, the Board will be comprised of one white male, three African American males, three African American females, one Asian female and one Hispanic male. The Governance Committee is responsible for advising the Board upon request on matters of diversity, including race, gender, culture, thought, and geography; and for recommending, as necessary, measures contributing to a Board that, as a whole, reflects a range of viewpoints, backgrounds, skills, experience, and expertise. In the process of searching for qualified persons to serve on the Board, the Governance Committee strives for the inclusion of diverse groups, knowledge, and viewpoints. To accomplish this, the Governance Committee may retain an executive search firm to help meet the Committee’s diversity objective as well as form alliances with organizations representing the interests of women and minorities. In connection with its efforts to create and maintain a diverse Board, the Governance Committee may develop recruitment protocols that seek to include diverse candidates in any director/trustee search. These protocols should: (i) take into account that qualified, but often overlooked, candidates may be found in a broad array of organizations, including academic institutions, privately held businesses, nonprofit organizations, and trade associations, in addition to the traditionally recognized candidate pool of public company directors and officers; (ii) strive to use the current network of organizations and trade groups that may help identify diverse candidates; and (iii) periodically review director/trustee recruitment and selection protocols so that diversity remains a component of any director/trustee search. The Governance Committee shall, as it deems appropriate, periodically review Board composition to ensure that the Board reflects a balance of knowledge, experience, skills, expertise, and diversity, including racial and gender diversity, required for the Board to fulfill its duties. The following individuals currently serve as members of the Board’s

Governance Committee: Messrs. Harper, Ramos and Williams, and Mses. Gresham Bullock, Fang and Jones. If elected, Ms. Keenan and Mr. Waterhouse are expected to serve on the Governance Committee.

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Funds is the Board’s oversight of the risk management of each Fund’s investment programs and business affairs. The Funds are subject to a number of risks, such as investment risk, credit and counterparty risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Funds, the Adviser, and other service providers to the Funds have implemented various processes, procedures and controls intended to identify and address risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

The Board exercises oversight of the risk management process primarily through the Audit Committee and through oversight by the Board itself. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board requires management of the Adviser and the Funds, including the Funds’ Chief Compliance Officer (“CCO”), to report to the Board and the Committees of the Board on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the Audit Committee receive regular reports from the Funds’ independent public accountants on internal control and financial reporting matters. On at least a quarterly basis, the Independent Board Members meet with the CCO, including outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the CCO regarding the operation of the compliance policies and procedures of the Funds and their primary service providers. The Board also receives regular reports from the Adviser on the investments and securities trading of the Funds, including investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Fund securities. The Board also receives reports from the Funds’ primary service providers regarding their operations as they relate to the Funds.

Information Concerning the Independent Registered Public Accounting Firm. Deloitte & Touche LLP (“Deloitte”), 115 Federal Street, Suite 15, Boston, MA 02110-1894, independent registered public accounting firm, audits each Fund’s financial statements. Deloitte and/or its affiliates provide other audit and related services to each Fund.

Representatives of Deloitte are not expected to be represented at the Meeting, but have been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

The following table presents the aggregate fees billed to each Fund for each Fund’s last two fiscal years ended 2023 and 2024 by its principal accountant for professional services rendered for the audit of each Fund’s annual financial statements and fees billed for other services rendered by its principal accountant during such periods.

Name of Fund	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees	Total
The Calvert Fund
Sept. 30, 2024	$188,000	$0	$0	$0	$188,000
Sept. 30, 2023	$178,800	$0	$0	$0	$178,800
Calvert Impact Fund, Inc.
Sept. 30, 2024	$107,300	$0	$0	$0	$107,300
Sept. 30, 2023	$101,600	$0	$0	$0	$101,600
Calvert Management Series
Dec. 31, 2024	$125,300	$0	$0	$0	$125,300
Dec. 31, 2023	$145,400	$0	$0	$0	$145,400
Sept. 30, 2024	$103,800	$0	$0	$0	$103,800
Sept. 30, 2023	$96,800	$0	$0	$0	$96,800
Calvert Responsible Index Series, Inc.
Sept. 30, 2024	$129,600	$0	$0	$0	$129,600
Sept. 30, 2023	$122,600	$0	$0	$0	$122,600
Calvert Social Investment Fund
Sept. 30, 2024	$245,200	$0	$0	$0	$245,200
Sept. 30, 2023	$233,400	$0	$0	$0	$233,400
Calvert Variable Trust, Inc.
Dec. 31, 2024	$229,200	$0	$0	$0	$229,200
Dec. 31, 2023	$216,900	$0	$0	$0	$216,900
Calvert Variable Series, Inc.
Dec. 31, 2024	$54,700	$0	$0	$0	$54,700
Dec. 31, 2023	$51,900	$0	$0	$0	$51,900
Calvert World Values Fund, Inc.
Sept. 30, 2024	$157,400	$0	$0	$0	$157,400
Sept. 30, 2023	$149,600	$0	$0	$0	$149,600

Audit Committee Pre-Approval Procedures. The Audit Committee of each Board is required to pre-approve all audit and non-audit services provided to the Funds by the auditors, and to the Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Funds. In determining whether to pre-approve non-audit services, the Audit Committees consider whether the services are consistent with maintaining the independence of the auditors. The Audit Committees may delegate their authority to pre-approve certain matters to one or more of their members. In this regard, the Audit Committees have delegated authority jointly to their respective Audit Committee Chair and another respective Audit Committee member with respect to non-audit services not exceeding certain amounts, although such authority is not typically exercised. In addition, the Audit Committees have pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

All Non-Audit Fees. The table below shows aggregate non-audit fees billed by the Funds’ accountant for services rendered to the Funds, and rendered to the Fund’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Funds for each of the last two fiscal years.

Name of Fund	Non-Audit Fees
The Calvert Fund
Sept. 30, 2024	$18,490
Sept. 30, 2023	$0
Calvert Impact Fund, Inc.
Sept. 30, 2024	$18,490
Sept. 30, 2023	$0
Calvert Management Series
Dec. 31, 2024	$18,490
Dec. 31, 2023	$52,836
Sept. 30, 2024	$18,490
Sept. 30, 2023	$0
Calvert Responsible Index Series, Inc.
Sept. 30, 2024	$18,490
Sept. 30, 2023	$0
Calvert Social Investment Fund
Sept. 30, 2024	$18,490
Sept. 30, 2023	$0
Calvert Variable Trust, Inc.
Dec. 31, 2024	$18,490
Dec. 31, 2023	$52,836

Name of Fund	Non-Audit Fees
Calvert Variable Series, Inc.
Dec. 31, 2024	$18,490
Dec. 31, 2023	$52,836
Calvert World Values Fund, Inc.
Sept. 30, 2024	$18,490
Sept. 30, 2023	$0

Required Vote

All of the Funds within a given Trust or Company will vote together as a single class on the election of Nominees. The election of a Nominee requires, with respect to each Trust, a plurality of the votes cast to elect and, with respect to each Company, the affirmative vote of a majority of the shares represented at the meeting to elect, provided the applicable quorum, as described below under “Further Information about Voting and the Meeting – Quorum and Methods of Tabulation,” has been satisfied. There shall be no cumulative voting in the election of Nominees.

Board Recommendation

The Board of your Fund believes that the election of each Nominee is in the best interests of shareholders of your Fund. Accordingly, your Board unanimously recommends that shareholders vote FOR the election of each Nominee as set forth in the Proposal.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Quorum and Methods of Tabulation. With respect to each of Calvert Responsible Index Series, Inc., Calvert Impact Fund, Inc., Calvert World Values Fund, Inc., Calvert Variable Series, Inc. and Calvert Variable Trust, Inc., the holders of one third of the outstanding shares entitled to vote constitute a quorum for the transaction of business with respect to the Proposal at the Meeting. With respect to Calvert Management Series, The Calvert Fund, and Calvert Social Investment Fund, the holders of 25% of the outstanding shares entitled to vote constitute a quorum. All of the Funds within a given Trust or Company will vote together as a single class. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by your Fund as Inspectors of Election for the Meeting. The Inspectors of Election will count the total number of votes cast “for” approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

The election of a Nominee requires, with respect to each of The Calvert Fund, Calvert Management Series, and Calvert Social Investment Fund, a plurality of the votes cast to elect and, with respect to Calvert Responsible Index Series, Inc., Calvert Impact Fund, Inc., Calvert World Values Fund, Inc., Calvert Variable Series, Inc., and Calvert Variable Trust, Inc., the affirmative vote of a majority of the shares represented at the Meeting to elect, provided the applicable quorum requirement has been satisfied. There shall be no cumulative voting in the election of Nominees. As a result, with respect to the Proposal, for each of The Calvert Fund, Calvert Management Series, and Calvert Social Investment Fund, abstentions and broker non-votes (if any) will have no effect on the vote’s outcome because the candidates who receive the highest number of “for” votes are elected, and if candidates run unopposed they only need a single “for” vote to be elected.

With respect to the Proposal for each of Calvert Responsible Index Series, Inc., Calvert Impact Fund, Inc., Calvert World Values Fund, Inc., Calvert Variable Series, Inc., and Calvert Variable Trust, Inc., abstentions and broker non-votes (if any) have the effect of a negative vote on the proposal. Treating broker non-votes as negative votes may result in a proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld.

Other business. The Trustees know of no matters other than those described in this Proxy Statement to be brought before the Meeting. If, however, any other matters properly come before the Meeting, proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your Fund is called to be held at the same time as the meetings of shareholders of certain of the other Calvert Funds. It is anticipated that all meetings will be held simultaneously.

If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Information for all Calvert Funds, except Funds that are series of Calvert Variable Series, Inc. and Calvert Variable Trust, Inc.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees or Directors of your Fund and employees of CRM may solicit proxies in person or by telephone. Your Fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number CRM has in its records for their accounts and would be asked for identifying information. The shareholders would then be given an opportunity to authorize the proxies to vote their shares at the Meeting in accordance with their instructions. To ensure that the shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Fund shareholders have the opportunity to submit their voting instructions via the Internet by using a program provided by Broadridge Financial Services, Inc. (“Broadridge”), your Fund’s proxy solicitor, called ProxyVote or by automated telephone service. To use the Internet, please access the Internet address listed on your proxy card and follow the instructions on the Internet site. To record your voting instructions via automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholders.

Revocation of proxies. The giving of a proxy will not affect your right to vote in person should you decide to attend the Meeting. A shareholder who has submitted a proxy, including by telephone or internet, may revoke or withdraw the proxy with respect to any proposal or any adjournment or postponement if such revocation or withdrawal is properly received prior to the vote on that matter. A shareholder may revoke a proxy by delivering a duly executed proxy bearing a later date or by attending the Meeting or the adjournment or postponement thereof and voting in person on the matter or matters.

Information for Funds that are series of Calvert Variable Series, Inc. and Calvert Variable Trust, Inc.

Voting Process. With respect to Funds that are series of Calvert Variable Series, Inc. and Calvert Variable Trust, Inc. only, as of the Record Date, certain insurance companies (each an “Insurance Company”) were shareholders of record of each Fund that is a series of Calvert Variable Series, Inc. or Calvert Variable Trust, Inc. Each Insurance Company will vote shares of the fund or funds held by it in accordance with voting instructions received from variable annuity contract and variable life insurance policy owners (collectively, the “Contract Owners”) for whose accounts the shares are held. Accordingly, with respect to funds that are series of Calvert Variable Series, Inc. and Calvert Variable Trust, Inc., this Proxy Statement is also intended to be used by each Insurance Company in obtaining these voting instructions from Contract Owners. In the event that a Contract Owner gives no instructions, the relevant Insurance Company will vote the shares of the appropriate Fund attributable to the Contract Owner in the same proportion as shares of that Fund for which it has received instructions. One effect of this system of proportional voting is that, if only a small number of Contract Owners provide voting instructions, this small number of Contract Owners may determine the outcome of a vote for a Fund.

Solicitation of proxies. In addition to soliciting proxies and voting instructions by mail, the Trustees/Directors of your Fund and employees of CRM may solicit voting instructions from Contract Owners in person or by telephone. Your Fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for solicitation of proxies and voting instructions by telephone are designed to authenticate Contract Owners’ identities, to allow them to authorize the voting of their units in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. Your Fund is unaware of any such challenge at this time. Contract Owners would be called at the phone number CRM has in its records for their accounts (or that CRM obtains from the Insurance Companies), and would be asked for identifying information. The Contract Owners would then be given an opportunity to give their instructions. To ensure that the Contract Owners’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Contract Owner Instructions. Each Contract Owner is entitled to instruct his or her Insurance Company as to how to vote its shares and can do so by marking voting instructions on the voting instruction form enclosed with this Proxy Statement and then signing, dating, and mailing the form in the envelope provided. If a voting instruction form is not marked to indicate voting instructions, but is signed, dated, and returned, it will be treated as an instruction to vote the shares in favor of the proposal. Each Insurance Company will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Shares attributable to accounts retained by each Insurance Company will be voted in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

Contract Owners have the opportunity to submit their voting instructions via the Internet by using a program provided by Broadridge called ProxyVote or by automated telephone service. To use the Internet, please access the Internet address listed on your voting instruction form and follow the instructions on the Internet site. To record your voting instructions via automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate Contract Owners’

identities, to allow Contract Owners to give their voting instructions and to confirm that their instructions have been recorded properly. Contract Owners voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the Contract Owners.

Revocation of instructions. The giving of such voting instructions will not affect your right to vote in person should you decide to attend the Meeting. Any Contract Owner giving instructions to an Insurance Company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed voting instruction forms received in time for the Meeting will be voted as specified in the instructions.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of your Fund, (ii) by properly executing a later-dated voting instruction form, (iii) by recording later-dated voting instructions by telephone or via the Internet, or (iv) by attending the Meeting and voting in person.

Additional Meeting Information

Requirements for shareholders’ proposals for Independent Board Member candidates. When a vacancy on the Board of a Fund exists or is anticipated, the Governance Committee shall consider any such candidate recommended by a shareholder of a Fund who, for at least five years, has continuously owned at least 0.5% of the outstanding shares of the Fund, if such recommendation contains (i) sufficient background information concerning the candidate, including business experience for the past ten years, a description of the candidate’s qualifications and a statement from the candidate that the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations. For more information see the Governance Committee Charter in Appendix G.

Date for receipt of shareholders’ proposals for subsequent meetings of shareholders. Your Fund does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In accordance with the regulations of the SEC, in order to be eligible for inclusion in a Fund’s proxy statement for such a meeting, a shareholder or Contract Owner proposal must be received a reasonable time before the fund prints and mails its proxy statement.

The Governance Committee of each Board, which in each case consists of Independent Board Members only, will also consider nominees recommended by shareholders of a Fund to serve as trustees/directors. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for any subsequent meeting of shareholders should send their written proposals to the Governance Committee c/o Secretary of their Fund at One Post Office Square, Boston, Massachusetts 02109. Proposals must be received a reasonable time prior to the date of any such meeting of shareholders to be considered for inclusion in the proxy materials for such meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to any proposal deferred to a later shareholders’ meeting because it was submitted on an untimely basis.

If a shareholder who wishes to present a proposal at a special shareholder meeting fails to notify the Fund within a reasonable time before the Fund mails its proxy statement, the persons named as proxies will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. All shareholder proposals must also comply with other requirements of the SEC’s rules and the applicable Fund’s organizational documents.

Expenses of Solicitation. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The Calvert Funds have retained Broadridge to aid in the solicitation of instructions for registered and nominee accounts. Broadridge’s fee (estimated to be approximately $1.3 million), as well as the other expenses of the preparation of proxy statements and related materials, including printing and delivery costs and the proxy solicitation expenses, are borne by the Funds.

Adjournment. If the quorum required for a proposal set forth in the Notice of a Special Meeting has not been met, the persons named as proxies may propose adjournments of the Meeting. Even if the quorum requirements have been satisfied, if sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting with respect to such proposal. Such adjournment(s) will be for a period not exceeding 120 days from the Record Date of the original Meeting, unless the Board fixes a new record date. Any adjournment will require the affirmative vote of a majority of the votes represented at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Duplicate mailings. As permitted by SEC rules, Calvert’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy ballots will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please call our proxy information line at 1-844-200-5785. Alternatively, if you are currently receiving multiple copies of the proxy statement at the same address, shareholders sharing an address can request delivery of a single copy by calling our proxy information line at 1-844-200-5785.

Financial information. Additional information about each Fund’s investments is available in each Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, you will find each Fund’s annual and semi-annual financial statements. Your Fund’s Secretary will furnish to you, upon request and without charge, a copy of the Fund’s most recent annual report and semiannual report. You may direct such requests to Calvert Funds, P.O. Box 219544, Kansas City, MO 64121-9544 or 1-800-368-2745. Other information, including financial statements, is available on the Funds’ website (www.calvert.com), delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR.

ADDITIONAL INFORMATION

Limitation of Trustee/Director Liability. Your Fund’s organizational documents provide that the Funds will indemnify its Trustees/Directors and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Funds to the fullest extent permitted by law, except that no indemnification shall be provided under the Fund’s organizational documents against liabilities adjudicated to have been incurred by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Your Fund, at its expense, provides liability insurance for the benefit of its Trustees/Directors and officers.

Beneficial Ownership Information. To the best of knowledge of each Trust and Company, as of the Record Date, no person owned beneficially more than 5% of the outstanding shares of any class of any fund’s securities, except as set out in Appendix F to this Proxy Statement.

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APPENDICES

Appendix A

Funds in this Joint Proxy Statement

The Calvert Fund

Calvert Income Fund

Calvert Short Duration Income Fund

Calvert Core Bond Fund

Calvert High Yield Bond Fund

Calvert Mortgage Access Fund

Calvert Ultra-Short Duration Income Fund

Calvert Social Investment Fund

Calvert Balanced Fund

Calvert Bond Fund

Calvert Conservative Allocation Fund

Calvert Equity Fund

Calvert Focused Value Fund

Calvert Growth Allocation Fund

Calvert Moderate Allocation Fund

Calvert Impact Fund, Inc.

Calvert Global Energy Solutions Fund

Calvert Global Water Fund

Calvert Green Bond Fund

Calvert Small-Cap Fund

Calvert Management Series

Calvert Emerging Markets Focused Growth Fund

Calvert Flexible Bond Fund

Calvert Floating-Rate Advantage Fund

Calvert Global Equity Fund

Calvert Global Small-Cap Equity Fund

Calvert Responsible Municipal Income Fund

Calvert Small/Mid-Cap Fund

Calvert Responsible Index Series, Inc.

Calvert International Responsible Index Fund

Calvert US Large-Cap Core Responsible Index Fund

Calvert US Large-Cap Growth Responsible Index Fund

Calvert US Large-Cap Value Responsible Index Fund

Calvert US Mid-Cap Core Responsible Index Fund

A-1

Calvert World Values Fund, Inc.

Calvert Emerging Markets Advancement Fund

Calvert Emerging Markets Equity Fund

Calvert International Equity Fund

Calvert International Opportunities Fund

Calvert Mid-Cap Fund

Calvert Variable Trust, Inc.

CVT S&P 500® Index Portfolio

CVT S&P MidCap 400® Index Portfolio

CVT Nasdaq 100® Index Portfolio

CVT Russell 2000® Small Cap Index Portfolio

CVT EAFE International Index Portfolio

CVT Investment Grade Bond Index Portfolio

CVT Volatility Managed Moderate Portfolio

CVT Volatility Managed Moderate Growth Portfolio

CVT Volatility Managed Growth Portfolio

Calvert Variable Series, Inc.

Calvert VP SRI Balanced Portfolio

Calvert VP SRI Mid Cap Portfolio

A-2

Appendix B

Number of Shares Outstanding as of the Record Date

Calvert Social Investment Fund

Fund Name	Share Class	Shares Outstanding
Calvert Balanced Fund	A	20,034,759.746
Calvert Balanced Fund	C	1,144,857.939
Calvert Balanced Fund	I	7,009,991.492
Calvert Balanced Fund	R6	2,687,208.853
Calvert Bond Fund	A	2,4083,700.774
Calvert Bond Fund	C	682,787.37
Calvert Bond Fund	I	192,491,324.53
Calvert Bond Fund	R6	47,137,443.843
Calvert Conservative Allocation Fund	A	9,235,692.595
Calvert Conservative Allocation Fund	C	608,191.526
Calvert Conservative Allocation Fund	I	2,734,029.707
Calvert Conservative Allocation Fund	R6	150,740.221
Calvert Equity Fund	A	25,770,369.778
Calvert Equity Fund	C	3,224,124.543
Calvert Equity Fund	I	31,589,323.487
Calvert Equity Fund	R6	8,477,178.079
Calvert Focused Value Fund	A	81,505.067
Calvert Focused Value Fund	C	17,501.305
Calvert Focused Value Fund	I	870,246.944
Calvert Focused Value Fund	R6	4,140,561.379
Calvert Growth Allocation Fund	A	9,861,230.382
Calvert Growth Allocation Fund	C	734,909.611
Calvert Growth Allocation Fund	I	2,159,650.461
Calvert Growth Allocation Fund	R6	50,316.768
Calvert Moderate Allocation Fund	A	12,565,344.827
Calvert Moderate Allocation Fund	C	861,945.808
Calvert Moderate Allocation Fund	I	3,617,154.971
Calvert Moderate Allocation Fund	R6	39,710.95

Calvert Fund

Fund Name	Share Class	Shares Outstanding
Calvert Core Bond Fund	A	8,237,694.699
Calvert Core Bond Fund	I	5,4862,331.762
Calvert Core Bond Fund	R6	8,049,899.617
Calvert High Yield Bond Fund	A	2,541,163.932
Calvert High Yield Bond Fund	C	134,782.896
Calvert High Yield Bond Fund	I	13,573,451.442
Calvert High Yield Bond Fund	R6	2,696,959.908
Calvert Income Fund	A	12,989,986.439
Calvert Income Fund	C	488,506.241
Calvert Income Fund	I	38,649,187.406
Calvert Income Fund	R6	13,917,132.959
Calvert Mortgage Access Fund	A	122,152.391
Calvert Mortgage Access Fund	C	5,654.787
Calvert Mortgage Access Fund	I	8,050,931.385
Calvert Mortgage Access Fund	R6	5,821.489
Calvert Short Duration Income Fund	A	21,626,969.427
Calvert Short Duration Income Fund	C	767,811.826
Calvert Short Duration Income Fund	I	124,725,692.842
Calvert Short Duration Income Fund	R6	24,696,684.214
Calvert Ultra-Short Duration Income Fund	A	21,980,010.133
Calvert Ultra-Short Duration Income Fund	I	42,268,219.094
Calvert Ultra-Short Duration Income Fund	R6	5,757,228.452

Calvert World Values Fund, Inc.

Fund Name	Share Class	Shares Outstanding
Calvert Emerging Markets Advancement Fund	A	275,698.952
Calvert Emerging Markets Advancement Fund	I	8,216,459.257
Calvert Emerging Markets Equity Fund	A	9,852,065.622
Calvert Emerging Markets Equity Fund	C	561,495.414
Calvert Emerging Markets Equity Fund	I	49,627,698.715
Calvert Emerging Markets Equity Fund	R6	5,325,824.594
Calvert International Equity Fund	A	7,254,571.414
Calvert International Equity Fund	C	191,870.904
Calvert International Equity Fund	I	24,437,239.157
Calvert International Equity Fund	R6	4,553,352.219

Fund Name	Share Class	Shares Outstanding
Calvert International Opportunities Fund	A	3,545,928.167
Calvert International Opportunities Fund	C	183,327.026
Calvert International Opportunities Fund	I	11,197,020.142
Calvert International Opportunities Fund	R6	4,360,651.456
Calvert Mid-Cap Fund	A	4,030,475.488
Calvert Mid-Cap Fund	C	122,730.406
Calvert Mid-Cap Fund	I	1,425,397.723

Calvert Management Series

Fund Name	Share Class	Shares Outstanding
Calvert Emerging Markets Focused Growth Fund	A	6,163.78
Calvert Emerging Markets Focused Growth Fund	C	5,426.997
Calvert Emerging Markets Focused Growth Fund	I	499,818.957
Calvert Emerging Markets Focused Growth Fund	R6	5,584.62
Calvert Flexible Bond Fund	A	2,820,784.059
Calvert Flexible Bond Fund	C	205,713.523
Calvert Flexible Bond Fund	I	36,847,058.765
Calvert Flexible Bond Fund	R6	3,427,903.527
Calvert Floating-Rate Advantage Fund	A	826,877.943
Calvert Floating-Rate Advantage Fund	I	3,159,333.651
Calvert Floating-Rate Advantage Fund	R6	3,254,977.755
Calvert Global Equity Fund	A	23,084.462
Calvert Global Equity Fund	I	536,612.617
Calvert Global Small-Cap Equity Fund	A	1,002,289.571
Calvert Global Small-Cap Equity Fund	C	89,967.675
Calvert Global Small-Cap Equity Fund	I	426,195.428
Calvert Responsible Municipal Income Fund	A	6,407,684.111
Calvert Responsible Municipal Income Fund	C	42,304.192
Calvert Responsible Municipal Income Fund	I	20,607,116.701
Calvert Small/Mid-Cap Fund	A	1,021,944.449
Calvert Small/Mid-Cap Fund	C	3,681.502
Calvert Small/Mid-Cap Fund	I	215,327.95

Calvert Impact Fund, Inc.

Fund Name	Share Class	Shares Outstanding
Calvert Global Energy Solutions Fund	A	6,589,928.112
Calvert Global Energy Solutions Fund	C	496,314.801
Calvert Global Energy Solutions Fund	I	4,878,625.25
Calvert Global Water Fund	A	8,370,377.40
Calvert Global Water Fund	C	591,873.58
Calvert Global Water Fund	I	10,017,720.006
Calvert Green Bond Fund	A	4,995,283.592
Calvert Green Bond Fund	I	46,949,363.534
Calvert Green Bond Fund	R6	3,705,897.59
Calvert Small-Cap Fund	A	8,600,022.176
Calvert Small-Cap Fund	C	1,038,474.789
Calvert Small-Cap Fund	I	54,594,667.149
Calvert Small-Cap Fund	R6	7,272,826.164

Calvert Responsible Index Series, Inc.

Fund Name	Share Class	Shares Outstanding
Calvert International Responsible Index Fund	A	3,113,823.641
Calvert International Responsible Index Fund	I	27,170,968.298
Calvert International Responsible Index Fund	R6	5,560,738.945
Calvert US Large-Cap Core Responsible Index Fund	A	16,077,537.011
Calvert US Large-Cap Core Responsible Index Fund	C	1,546,257.388
Calvert US Large-Cap Core Responsible Index Fund	I	59,218,381.643
Calvert US Large-Cap Core Responsible Index Fund	R6	35,856,489.543
Calvert US Large-Cap Growth Responsible Index Fund	A	1,732,159.706
Calvert US Large-Cap Growth Responsible Index Fund	I	7,167,078.48
Calvert US Large-Cap Growth Responsible Index Fund	R6	1,699,098.135
Calvert US Large-Cap Value Responsible Index Fund	A	3,986,933.167
Calvert US Large-Cap Value Responsible Index Fund	I	44,962,452.72

Fund Name	Share Class	Shares Outstanding
Calvert US Large-Cap Value Responsible Index Fund	R6	4,367,743.28
Calvert US Mid-Cap Core Responsible Index Fund	A	1,585,053.605
Calvert US Mid-Cap Core Responsible Index Fund	I	8,330,928.503
Calvert US Mid-Cap Core Responsible Index Fund	R6	1,144,348.246

Calvert Variable Series, Inc.

Fund Name	Share Class	Shares Outstanding
Calvert VP SRI Balanced Portfolio	I	148,384,392.439
Calvert VP SRI Balanced Portfolio	F	10,967,905.143
Calvert VP SRI Mid Cap Portfolio		894,687.853

Calvert Variable Trust, Inc.

Fund Name	Share Class	Shares Outstanding
CVT EAFE International Index Portfolio	I	919,133.029
CVT EAFE International Index Portfolio	F	715,107.037
CVT Investment Grade Bond Index Portfolio	I	2,092,408.968
CVT Investment Grade Bond Index Portfolio	F	140,433.784
CVT NASDAQ 100® Index Portfolio	I	1,847,756.723
CVT NASDAQ 100® Index Portfolio	F	1,364,971.93
CVT Russell 2000® Small Cap Index Portfolio	I	2,355,829.901
CVT Russell 2000® Small Cap Index Portfolio	F	968,150.498
CVT S&P 500® Index Portfolio		2,484,983.754
CVT S&P MidCap 400® Index Portfolio	I	1,589,158.798
CVT S&P MidCap 400® Index Portfolio	F	3,065,869.187
CVT Volatility Managed Growth Portfolio	F	3,791,923.185
CVT Volatility Managed Moderate Growth Portfolio	F	2,762,305.718
CVT Volatility Managed Moderate Portfolio	F	3,497,506.603

Appendix C

Trustee/Director & Nominee Share Ownership

Trustee/Director & Nominee Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee/Director in each Fund and in the Calvert family of funds overseen by the Trustee/Director, which may include shares, if any, deemed to be beneficially owned by a noninterested Trustee/Director through a deferred compensation plan as of December 31, 2024.

As of December 31, 2024, Ms. Keenan and Mr. Waterhouse do not own shares of any Fund in the Calvert family of funds.

Trustee/Director	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee/Director in the Calvert Family of Funds
Alice Gresham Bullock	Conservative Allocation Fund - Class I	$10,001 - $50,000	over $100,000
	Floating-Rate Advantage Fund - Class I	$50,001 - $100,000
	Mid-Cap Fund-Class I	$10,001 - $50,000
	Short Duration Income Fund - Class I	$50,001 - $100,000
	Small-Cap Fund - Class I	$10,001 - $50,000
	US Large-Cap Core Responsible Index Fund - Class I	$10,001 - $50,000
	US Large-Cap Value Responsible Index Fund - Class I	$10,001 - $50,000
	US Mid-Cap Core Responsible Index Fund - Class I	$10,001 - $50,000
Karen Fang	—	—	None
Miles D. Harper, III	Balanced Fund - Class I	over $100,000	over $100,000
Von M. Hughes	U.S. Large-Cap Core Responsible Index Fund	$50,001 - $100,000	$50,001 - $100,000

Trustee/Director	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee/Director in the Calvert Family of Funds
Joy V. Jones	Bond Fund - Class I	over $100,000	over $100,000
	Emerging Markets Equity Fund - Class I	$1 - $10,000
	Equity Fund - Class I	over $100,000
	Global Energy Solutions Fund - Class I	$50,001 - $100,000
	Global Water Fund Class I	$50,001 - $100,000
	International Equity Fund - Class I	$50,001 - $100,000
	International Opportunities Fund - Class I	$1 - $10,000
	Mid-Cap Fund - Class I	over $100,000
	Small-Cap Fund Class I	$10,001 - $50,000
	US Large-Cap Core Responsible Index Fund - Class I	over $100,000
Eddie Ramos	Income Fund - Class I	$10,001 - $50,000	$50,001 - $100,000
	Small-Cap Fund Class I	$50,001 - $100,000
Anthony A. Williams	Equity Fund - Class I	$10,001 - $50,000	$10,001 - $50,000

As of December 31, 2024, no Independent Board Member or Nominee or any of their immediate family members owned beneficially or of record any class of securities of Morgan Stanley, EVD, any sub-adviser, if applicable, or any person controlling, controlled by or under common control with Morgan Stanley or EVD or any sub-adviser, if applicable, collectively (“Affiliated Entity”).

During the fiscal years ended September 30, 2023 and September 30, 2024 and December 31, 2023 and December 31, 2024, no Independent Board Member or Nominee (or their immediate family members) had:

(1) Any direct or indirect interest in any Affiliated Entity;

(2) Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust/Corporation or any fund; (ii) another fund managed or distributed by any Affiliated Entity; (iii) any Affiliated Entity; or (iv) an officer of any of the above; or

(3) Any direct or indirect relationship with (i) the Trust/Corporation or any fund; (ii) another fund managed or distributed by any Affiliated Entity; (iii) any Affiliated Entity; or (iv) an officer of any of the above.

During the fiscal years ended September 30, 2023 and September 30, 2024 and December 31, 2023 and December 31, 2024, no officer of any Affiliated Entity served on the Board of Directors of a company where an Independent Board Member of the Trust/Company or any of their immediate family members served as an officer.

Appendix D

Independent Board Member Compensation

Independent Board Members may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees/Directors Deferred Compensation Agreement (the “Deferred Compensation Agreement”). Under the Deferred Compensation Agreement, an eligible Board member may elect to have all or a portion of his or her deferred fees invested in the shares of one or more funds in the Calvert family of funds, and the amount paid to the Board members under the Deferred Compensation Agreement will be determined based upon the performance of such investments. Deferral of Board members’ fees in accordance with the Deferred Compensation Agreement will have a negligible effect on the assets, liabilities, and net income of a participating fund or portfolio, and do not require that a participating Board member be retained. There is no retirement plan for Board members.

The fees and expenses of the Trustees/Directors of the Trust/Corporation are paid by the Fund (and other series of the Trust/Company). A Board member who is a member of the Calvert organization receives no compensation from the Trust/Company. For the year ended December 31, 2024, the Board members earned the following compensation in their capacities as members of the Calvert Fund Boards1:

The Calvert Fund
Source of Compensation	Alice Gresham Bullock	Karen Fang	Miles D. Harper, III	Joy V. Jones	Eddie Ramos	Anthony A. Williams
Calvert Core Bond Fund	$533	$528	$576	$551	$547	$497
Calvert High Yield Bond Fund	$3,088	$3,058	$3,339	$3,191	$3,169	$2,880
Calvert Income Fund	$11,476	$11,384	$12,436	$11,877	$11,802	$10,730
Calvert Mortgage Access Fund	$1,029	$1,019	$1,112	$1,063	$1,055	$959
Calvert Short Duration Income Fund	$2,436	$2,412	$2,635	$2,517	$2,500	$2,278
Calvert Ultra-Short Duration Income Fund	$849	$840	$916	$876	$869	$788

[1]

As of February 1, 2025, the Calvert fund complex consists of 45 registered investment companies. Cari M. Dominguez retired as a Trustee/Director effective December 31, 2024. For the calendar year ended December 31, 2024, she received $315,000 from the Trust/Company and Fund Complex.

Calvert Impact Fund, Inc.
Source of Compensation	Alice Gresham Bullock	Karen Fang	Miles D. Harper, III	Joy V. Jones	Eddie Ramos	Anthony A. Williams
Calvert Global Energy Solutions Fund	$48,052	$47,652	$52,054	$49,717	$49,398	$44,911
Calvert Global Water Fund	$16,177	$16,004	$17,473	$16,702	$16,583	$15,099
Calvert Green Bond Fund	$4,076	$4,037	$4,409	$4,212	$4,184	$3,808
Calvert Small-Cap Fund	$4,473	$4,434	$4,842	$4,627	$4,596	$4,174

Calvert Management Series
Source of Compensation	Alice Gresham Bullock	Karen Fang	Miles D. Harper, III	Joy V. Jones	Eddie Ramos	Anthony A. Williams
Calvert Emerging Markets Focused Growth Fund	$97	$96	$105	$100	$100	$90
Calvert Flexible Bond Fund	$1,349	$1,336	$1,457	$1,394	$1,383	$1,252
Calvert Floating-Rate Advantage Fund	$41	$41	$44	$42	$42	$38
Calvert Global Equity Fund	$494	$488	$532	$510	$505	$457
Calvert Global Real Estate Fund	$5,969	$5,922	$6,470	$6,179	$6,139	$5,577
Calvert Global Small-Cap Equity Fund	$9,284	$9,206	$10,055	$9,604	$9,543	$8,681
Calvert Responsible Municipal Income Fund	$3,993	$3,965	$4,333	$4,136	$4,111	$3,736
Calvert Small/Mid-Cap Fund	$5,389	$5,337	$5,828	$5,569	$5,531	$5,029

Calvert Responsible Index Series, Inc.
Source of Compensation	Alice Gresham Bullock	Karen Fang	Miles D. Harper, III	Joy V. Jones	Eddie Ramos	Anthony A. Williams
Calvert International Responsible Index Fund	$60,829	$60,191	$65,677	$62,816	$62,345	$56,617
Calvert US Large-Cap Core Responsible Index Fund	$568	$561	$612	$586	$581	$528
Calvert US Large-Cap Growth Responsible Index Fund	$644	$637	$694	$664	$659	$598
Calvert US Large-Cap Value Responsible Index Fund	$3,809	$3,776	$4,123	$3,939	$3,913	$3,557
Calvert US Mid-Cap Core Responsible Index Fund	$230	$227	$248	$237	$235	$214

Calvert Social Investment Fund
Source of Compensation	Alice Gresham Bullock	Karen Fang	Miles D. Harper, III	Joy V. Jones	Eddie Ramos	Anthony A. Williams
Calvert Balanced Fund	$6,902	$6,839	$7,468	$7,136	$7,088	$6,446
Calvert Bond Fund	$25,708	$25,413	$27,729	$26,527	$26,320	$23,907
Calvert Conservative Allocation Fund	$4,163	$4,136	$4,527	$4,313	$4,294	$3,930
Calvert Equity Fund	$227	$224	$245	$234	$232	$211
Calvert Focused Value Fund	$3,816	$3,778	$4,124	$3,942	$3,914	$3,558
Calvert Growth Allocation Fund	$5,117	$5,066	$5,530	$5,287	$5,249	$4,768
Calvert Moderate Allocation Fund	$1,358	$1,347	$1,471	$1,405	$1,396	$1,268

Calvert Variable Trust, Inc.
Source of Compensation	Alice Gresham Bullock	Karen Fang	Miles D. Harper, III	Joy V. Jones	Eddie Ramos	Anthony A. Williams
Calvert VP EAFE International Index Portfolio	$800	$792	$865	$827	$821	$746
Calvert VP Investment Grade Bond Index Portfolio	$13,694	$13,482	$14,684	$14,079	$13,945	$12,658
Calvert VP NASDAQ 100 Index Portfolio	$9,267	$9,187	$10,027	$9,586	$9,518	$8,635
Calvert VP Russell 2000 Small Cap Index Portfolio	$3,246	$3,208	$3,500	$3,348	$3,323	$3,022
Calvert VP S&P 500 Index Portfolio	$2,073	$2,050	$2,237	$2,139	$2,123	$1,932
Calvert VP S&P MidCap 400 Index Portfolio	4,013	$3,977	$4,344	$4,150	$4,123	$3,751
Calvert VP Volatility Managed Growth Portfolio	$522	$518	$565	$540	$536	$488
Calvert VP Volatility Managed Moderate Growth Portfolio	$21,608	$21,432	$23,401	$22,360	$22,211	$20,161
Calvert VP Volatility Managed Moderate Portfolio	$6,987	$6,875	$7,494	$7,179	$7,115	$6,490

Calvert Variable Series, Inc.
Source of Compensation	Alice Gresham Bullock	Karen Fang	Miles D. Harper, III	Joy V. Jones	Eddie Ramos	Anthony A. Williams
Calvert VP SRI Balanced Portfolio	$7,938	$7,872	$8,601	$8,212	$8,162	$7,435
Calvert VP SRI Mid Cap Portfolio	$9,061	$9,000	$9,838	$9,387	$9,335	$8,501

Calvert World Values Fund, Inc.
Source of Compensation	Alice Gresham Bullock	Karen Fang	Miles D. Harper, III	Joy V. Jones	Eddie Ramos	Anthony A. Williams
Calvert Emerging Markets Advancement Fund	$53	$52	$57	$55	$54	$49
Calvert Emerging Markets Equity Fund	$1,061	$1,056	$1,153	$1,101	$1,094	$990
Calvert International Equity Fund	$30,193	$29,959	$32,738	$31,251	$31,067	$28,294
Calvert International Opportunities Fund	$2,160	$2,138	$2,333	$2,231	$2,215	$2,012
Calvert Mid-Cap Fund	$3,482	$3,449	$3,766	$3,599	$3,574	$3,248
Trust/Company and Fund Complex	$348,333	$345,000	$376,667	$360,000	$357,500	$325,000

Appendix E

Fund Officers

Principal Officers who are not Trustees/Directors

Name and Year of Birth	Trust/Company Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 45 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 123 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 45 registered investment companies advised by CRM. Also Vice President of Eaton Vance and certain of its affiliates and officer of 123 registered investment companies advised or administered by Eaton Vance.
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 45 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).

E-1

Appendix F

Beneficial Owners of more than 5% of any Class of Fund

As of March 31, 2025, the following person(s) held the share amounts and corresponding percentages indicated below, which were owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances. Beneficial owners of 25% or more of a class of a Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders.

	Address	Amount of Securities Owned	Percentage Owned
The Calvert Fund
Calvert Core Bond Fund
Class A
Security Financial Resources	1 SW Security Benefit Place Topeka, KS 66636-1000	2,016,088	24.68%
ING National Trust U/A April 22 1996 Aetna 403(B)(7)	One Orange Way, B3N Windsor, CT 06095-4773	1,752,288	21.45%
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	1,144,395	14.01%
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1901	634,139	7.76%
Class I
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	15,607,095	28.33%
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	8,929,839	16.21%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	7,379,778	13.39%
Raymond James Omnibus for Mutual Funds House Account Firm	Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-100	5,026,088	9.12%
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Dept. 211 Main Street San Francisco, CA 94105-1901	4,100,613	7.44%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	3,250,138	5.90%

	Address	Amount of Securities Owned	Percentage Owned
Class R6
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	8,053,417	99.23%
Calvert High Yield Bond Fund
Class A
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	769,829	30.36%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers	211 Main Street San Francisco, CA 94105-1901	262,336	10.35%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	127,577	5.03%
Class C
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052
Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers	1 New York Plaza, Floor 12 New York, NY 10004-1965	13,066	9.00%
Charles Schwab & Co. Inc. Special Custody A/C Customers	211 Main Street San Francisco, CA 94105-1901	11,507	7.93%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	7,375	5.08%
Class I
Goldman Sachs & Co. LLC	C/O Mutual Funds Ops 222 South Main Street Salt Lake City, UT 84101-2174	4,138,120	29.84%
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-1995	2,693,405	19.42%
Wells Fargo Clearing Services LLC Special Custody Account for the Benefit of our Customers	2801 Market Street St. Louis, MO 63103-2523	1,381,968	9.97%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers	211 Main Street San Francisco, CA 94105-1901	1,197,655	8.64%
Band & Co.	C/O US Bank NA PO Box 1787 Milwaukee, WI 53201-1787	977,515	7.05%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	735,830	5.31%

	Address	Amount of Securities Owned	Percentage Owned
Class R6
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	569,448	19.72%
Mac & Co. FBO Goldman Sachs Foundation	Attn: Mutual Fund Operations 500 Grant Street, Room 151-1010 Pittsburgh, PA 15219-2502	973,066	33.70%
Wells Fargo Bank NA FBO Omnibus Account Cash	PO Box 1533 Minneapolis, MN 55480-1533	484,222	16.77%
Calvert Conservative Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	243,294	8.43%
Calvert Moderate Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	201,509	6.98%
Calvert Income Fund
Class A
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	2,138,856	16.4.3%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	1,219,549	9.37%
Merrill Lynch, Pierce, Fenner & Smith Incorporated for the Sole Benefits of its Customers	Attn: Fund Administration 975T2 4800 Deer Lake Drive E, Floor 3 Jacksonville, FL 32246-6484	1,197,409	9.20%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	944,999	7.26%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	867,519	6.66%
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Dept. 211 Main Street San Francisco, CA 94105-1901	666,817	5.12%
Class C
Wells Fargo Clearing Services LLC Special Custody Account for the Benefit of our Customers	2801 Market Street St. Louis, MO 63103-2523	83,278	17.30%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	75,919	15.78%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	39,514	8.21%
UMB Bank NA Customer IRA	409 Ellsworth Drive Silver Spring, MD 20910-4223	29,865	6.21%

	Address	Amount of Securities Owned	Percentage Owned
Raymond James Omnibus for Mutual Funds House Account Firm	Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-100	26,594	5.53%
Class I
UBS WM USA Omni Account M/F Special Custody	1000 Harbor Boulevard Weehawken, NJ 07086-6761	9,436,047	24.29%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	8,557,430	22.03%
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-1995	4,354,349	11.21%
Raymond James Omnibus for Mutual Funds House Account Firm	Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-100	3,169,168	8.16%
Merrill Lynch, Pierce, Fenner & Smith Incorporated for the Sole Benefits of its Customers	Attn: Fund Administration 975T2 4800 Deer Lake Drive E, Floor 3 Jacksonville, FL 32246-6484	2,795,289	7.20%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	2,679,408	6.90%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	2,183,805	5.62%
Class R6
JP Morgan Securities LLC Omnibus Account for the exclusive Benefit of Customers	Mutual Fund Department 4 Chase Metrotech Center, Floor 3rd Brooklyn, NY 11245-0003	11,190,835	81.46%
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	2,332,368	16.98%
Calvert Mortgage Access Fund
Class A
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers	211 Main Street San Francisco, CA 94105-1901	69,774	67.59%
UMB Bank NA Customer IRA	409 Ellsworth Drive Silver Spring, MD 20910-4223	10,271	9.95%
Class C
Eaton Vance Management	Attn: Finance & Accounting 8th Floor 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	5,632	100%

	Address	Amount of Securities Owned	Percentage Owned
Class I
Eaton Vance Management	Attn: Finance & Accounting 8th Floor 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	2,879,526	35.99%
Calvert Conservative Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	1,658,547	20.73%
Calvert Moderate Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	1,528,564	19.10%
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	1,163,481	14.54%
Class R6
Eaton Vance Management	Attn: Finance & Accounting 8th Floor 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	5,793	100%
Calvert Short Duration Income Fund
Class A
Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers	1 New York Plaza, Floor 12 New York, NY 10004-1965	6,386,140	29.55%
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	3,080,034	14.25%
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Dept. 211 Main Street San Francisco, CA 94105-1901	2,137,590	9.89%
Merrill Lynch, Pierce, Fenner & Smith Incorporated for the Sole Benefits of its Customers	Attn: Fund Administration 973U7 4800 Deer Lake Drive E, Floor 3 Jacksonville, FL 32246-6484	1,168,408	5.41%
Class C
Centennial Bank Trust	PO Box 7514 Jonesboro, AR 72403-7514	107,231	13.99%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	92,151	12.02%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	77,912	10.16%

	Address	Amount of Securities Owned	Percentage Owned
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	56,434	7.36%
Wells Fargo Clearing Services LLC Special Custody Account for the Benefit of our Customers	2801 Market Street St. Louis, MO 63103-2523	45,410	5.92%
Centennial Bank Trust	PO Box 7514 Jonesboro, AR 72403-7514	42,618	5.56%
Merrill Lynch, Pierce, Fenner & Smith Incorporated for the Sole Benefits of its Customers	Attn: Fund Administration 9E2F0 4800 Deer Lake Drive E, Floor 3 Jacksonville, FL 32246-6484	40,888	5.33%
Class I
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	29,657,572	24.08%
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Dept. 211 Main Street San Francisco, CA 94105-1901	27,294,133	22.16%
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-1995	20,937,348	17.00%
Class R6
JP Morgan Securities LLC Omnibus Account for the exclusive Benefit of Customers	Mutual Fund Department 4 Chase Metrotech Center, Floor 3rd Brooklyn, NY 11245-0003	6,933,994	28.77%
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	5,644,554	23.42%
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-1995	4,092,691	16.98%
MMATCO LLP Nominee for MMA Trust Company	PO Box 483 1110 North Main Street Goshen, IN 46527-0483	3,108,900	12.90%
Calvert Ultra-Short Duration Income Fund
Class A
Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers	1 New York Plaza, Floor 12 New York, NY 10004-1965	3,379,866	15.62%
Raymond James Omnibus for Mutual Funds House Account Firm	Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-100	1,504,549	6.95%

	Address	Amount of Securities Owned	Percentage Owned
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	1,337,631	6.18%
Class I
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	9,988,487	22.88%
Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers	1 New York Plaza, Floor 12 New York, NY 10004-1965	8,204,176	18.79%
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Dept. 211 Main Street San Francisco, CA 94105-1901	6,513,288	14.92%
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-1995	6,317,992	14.47%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	2,522,489	5.78%
Class R6
JP Morgan Securities LLC Omnibus Account for the exclusive Benefit of Customers	Mutual Fund Department 4 Chase Metrotech Center, Floor 3rd Brooklyn, NY 11245-0003	2,336,503	41.38%
USCGT Donor Advised Gift Preservation Fund	C/O Eaton Vance Management 1 Post Office Square Boston, MA 02109-2105	1,369,810	24.26%
Merrill Lynch, Pierce, Fenner & Smith Incorporated for the Sole Benefits of its Customers	Attn: Fund Administration 9E2F0 4800 Deer Lake Drive E, Floor 3 Jacksonville, FL 32246-6484	800,044	14.17%
Calvert Conservative Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	542,750	9.61%
Calvert Moderate Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	500,652	8.87%
Calvert Impact Fund, Inc.
Calvert Global Energy Solutions Fund
Class A
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	1,095,946	16.36%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	646,166	9.65%

	Address	Amount of Securities Owned	Percentage Owned
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Dept. 211 Main Street San Francisco, CA 94105-1901	485,270	7.24%
Class C
Wells Fargo Clearing Services LLC Special Custody Account for the Benefit of our Customers	2801 Market Street St. Louis, MO 63103-2523	103,743	19.36%
Raymond James Omnibus for Mutual Funds House Account Firm	Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-100	97,530	18.20%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	59,344	11.07%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	53,568	10.00%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	43,003	8.03%
Class I
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-1995	927,480	18.38%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	813,203	16.12%
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Dept. 211 Main Street San Francisco, CA 94105-1901	588,830	11.67%
Raymond James Omnibus for Mutual Funds House Account Firm	Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-100	462,675	9.17%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	380,976	7.55%
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	344,965	6.48%
Wells Fargo Clearing Services LLC Special Custody Account for the Benefit of our Customers	2801 Market Street St. Louis, MO 63103-2523	314,935	6.24%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	270,487	5.36%

	Address	Amount of Securities Owned	Percentage Owned
Calvert Global Water Fund
Class A
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	940,711	11.13%
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	832,094	9.85%
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Dept. 211 Main Street San Francisco, CA 94105-1901	801,254	9.48%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	599,256	7.09%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers	211 Main Street San Francisco, CA 94105-1901	526,497	6.23%
Wells Fargo Clearing Services LLC Special Custody Account for the Benefit of our Customers	2801 Market Street St. Louis, MO 63103-2523	469,026	5.55%
Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers	1 New York Plaza, Floor 12 New York, NY 10004-1965	468,456	5.54%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	457,151	5.41%
Class C
Wells Fargo Clearing Services LLC Special Custody Account for the Benefit of our Customers	2801 Market Street St. Louis, MO 63103-2523	71,944	12.07%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	68,917	11.56%
Raymond James Omnibus for Mutual Funds House Account Firm	Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-100	59,389	9.96%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	57,943	9.72%
Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers	1 New York Plaza, Floor 12 New York, NY 10004-1965	46,500	7.80%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers	211 Main Street San Francisco, CA 94105-1901	44,410	7.45%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	34,515	5.79%

	Address	Amount of Securities Owned	Percentage Owned
Class I
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	1,652,204	16.43%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	1,534,994	15.26%
Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers	1 New York Plaza, Floor 12 New York, NY 10004-1965	1,481,528	14.73%
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Dept. 211 Main Street San Francisco, CA 94105-1901	990,398	9.84%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	892,521	8.87%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	719,398	7.15%
Merrill Lynch, Pierce, Fenner & Smith Incorporated for the Sole Benefits of its Customers	Attn: Fund Administration 9E2F0 4800 Deer Lake Drive E, Floor 3 Jacksonville, FL 32246-6484	686,224	6.82%
UBS WM USA Omni Account M/F Special Custody	1000 Harbor Boulevard Weehawken, NJ 07086-6761	504,748	5.02%
Calvert Green Bond Fund
Class A
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	1,785,285	35.61%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers	211 Main Street San Francisco, CA 94105-1901	1,328,399	26.50%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	357,751	7.14%
Class I
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	13,370,178	28.05%
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	9,201,632	19.31%
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Dept. 211 Main Street San Francisco, CA 94105-1901	8,391,445	17.61%

	Address	Amount of Securities Owned	Percentage Owned
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	6,300,498	13.22%
UBS WM USA Omni Account M/F Special Custody	1000 Harbor Boulevard Weehawken, NJ 07086-6761	4,905,631	10.29%
Class R6
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	2,078,672	55.78%
Saxon & Co.	PO Box 94597 Cleveland, OH 44101-4597	757,318	20.32%
ESG Diversified Portfolio	700 Newport Center Drive Newport Beach, CA 92660-6307	229,513	8.04%
Calvert Small-Cap Fund
Class A
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Dept. 211 Main Street San Francisco, CA 94105-1901	1,165,808	13.49%
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	1,008,314	11.66%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	639,912	7.40%
Class C
Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers	1 New York Plaza, Floor 12 New York, NY 10004-1965	320,178.36	30.55%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	109,694	10.47%
Wells Fargo Clearing Services LLC Special Custody Account for the Benefit of our Customers	2801 Market Street St. Louis, MO 63103-2523	108,563	10.36%
Merrill Lynch, Pierce, Fenner & Smith Incorporated for the Sole Benefits of its Customers	Attn: Fund Administration 9E2F0 4800 Deer Lake Drive E, Floor 3 Jacksonville, FL 32246-6484	92,107	8.79%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	77,688	7.41%
Raymond James Omnibus for Mutual Funds House Account Firm	Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-100	59,673	5.69%
Class I
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-1995	8,897,867	16.02%

	Address	Amount of Securities Owned	Percentage Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated for the Sole Benefits of its Customers	Attn: Fund Administration 9E2F0 4800 Deer Lake Drive E, Floor 3 Jacksonville, FL 32246-6484	7,770,138	13.99%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	7,173,688	12.91%
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	5,998,033	10.80%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	5,957,574	10.72%
Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers	1 New York Plaza, Floor 12 New York, NY 10004-1965	5,510,004	9.92%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	3,686,804	6.64%
Raymond James Omnibus for Mutual Funds House Account Firm	Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-100	2,812,206	5.06%
Class R6
SEI Private Trust Company	Attn: Mutual Funds 1 Freedom Valley Drive Oaks, PA 19456-9989	1,977,716	26.87%
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	1,587,580	21.57%
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-1995	938,313	12.75%
SEI Private Trust Company	Attn: Mutual Funds 1 Freedom Valley Drive Oaks, PA 19456-9989	590,938	8.03%
Calvert Management Series
Calvert Emerging Markets Focused Growth Fund
Class A
Eaton Vance Management	Attn: Finance and Accounting, 8th Floor 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	5,146	84.44%
UMB Bank NA Customer DFI Simple IRA	458 Bernice Lane Sonoma, CA 95476-5984	596	9.76%

	Address	Amount of Securities Owned	Percentage Owned
Class C
Eaton Vance Management	Attn: Finance and Accounting, 8th Floor 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	5,148	95.07%
Class I
Eaton Vance Management	Attn: Finance and Accounting, 8th Floor 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	499,818	100%
Class R6
Eaton Vance Management	Attn: Finance and Accounting, 8th Floor 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	5,152	92.26%
Matrix Trust Company as Agent for Advisor Trust, Inc.	717 17th Street, Suite 1300 Denver, CO 80202-3304	432	7.74%
Calvert Flexible Bond Fund
Class A
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers	211 Main Street San Francisco, CA 94105-1901	1,159,747	41.28%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	256,529	9.13%
Security Financial Resources	1 SW Security Benefit Place Topeka, KS 66636-1000	180,845	6.44%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	147,234	5.24%
Class C
Raymond James Omnibus for Mutual Funds House Account Firm	Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-100	77,195	38.31%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	28,164	13.98%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	27,196	13.50%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	24,726	12.27%
Class I
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	12,546,700	34.24%

	Address	Amount of Securities Owned	Percentage Owned
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	7,406,439	20.21%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	5,722,972	15.62%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	4,439,023	12.11%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	3,908,728	10.67%
Class R6
North Carolina State University Foundation, Inc.	1210 Varsity Drive, Suite 202 Campus Box 7207 Raleigh, NC 27606-2084	994,467	28.83%
Calvert Conservative Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	981,598	28.45%
Calvert Moderate Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	813,925	23.59%
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	519,401	15.06%
Calvert Floating-Rate Advantage Fund
Class A
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	356,844	42.91%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	76,539	9.20%
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	54,881	6.60%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers	211 Main Street San Francisco, CA 94105-1901	51,435	6.18%
Raymond James Omnibus for Mutual Funds House Account Firm	Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-100	44,794	5.39%

	Address	Amount of Securities Owned	Percentage Owned
Class I
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	1,869,675	45.42%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	703,839	17.10%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers	211 Main Street San Francisco, CA 94105-1901	562,603	13.67%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	426,827	10.37%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers	211 Main Street San Francisco, CA 94105-1901	222,565	5.41%
Class R6
Calvert Flexible Bond Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	2,019,810	34.97%
Calvert Income Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	1,686,261	29.19%
Calvert Moderate Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	995,472	17.23%
Calvert Conservative Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	865,179	14.98%
Calvert Global Equity Fund
Class A
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	13,287	58.51%
UMB Bank NA Customer Separate IRA	3417 29th Avenue, West Seattle, WA 98199-2759	2,307	10.16%
Class I
Eaton Vance Management	Attn: Finance and Accounting, 8th Floor 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	478,073	88.65%

	Address	Amount of Securities Owned	Percentage Owned
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	28,284	5.24%
Calvert Global Small-Cap Equity Fund
Class A
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	137,723	13.59%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	80,313	7.93%
Charles Schwab & Co. Inc.	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	65,527	6.47%
Merrill Lynch, Pierce, Fenner & Smith Incorporated for the Sole Benefits of its Customers	Attn: Fund Administration 4800 Deer Lake Drive E, Floor 3 Jacksonville, FL 32246-6484	65,147	6.43%
Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers	1 New York Plaza, Floor 12 New York, NY 10004-1965	60,200	5.94%
Wells Fargo Clearing Services LLC	2801 Market Street St. Louis, MO 63103-2523	59,476	5.87%
Class C
Raymond James Omnibus for Mutual Funds House Account Firm	Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-100	22,957	25.55%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	21,768	24.22%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers	211 Main Street San Francisco, CA 94105-1901	8,248	9.18%
Mark S. Kauffman	247 West Baltimore Street Carlise, PA 17013-3702	5,812	6.47%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	5,724	6.37%
Class I
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	214,986	49.78%

	Address	Amount of Securities Owned	Percentage Owned
Charles Schwab & Co. Inc.	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	64,490	14.93%
UBS WM USA Omni Account M/F Special Custody	1000 Harbor Boulevard Weehawken, NJ 07086-6761	58,514	13.55%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	30,689	7.11%
Calvert Responsible Municipal Income Fund
Class A
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	1,124,701	17.61%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	396,565	6.21%
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	371,361	5.82%
Class C
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	12,465	29.06%
Wells Fargo Clearing Services LLC Special Custody Account for the Benefit of our Customers	2801 Market Street St. Louis, MO 63103-2523	8,211	19.15%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	5,219	12.17%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	5,112	11.92%
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	2,757	6.43%
Vance Packer Natasha Packer JT WROS	4600 South 4th Avenue Everett, WA 98203-2533	2,279	5.32%
Class I
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers	211 Main Street San Francisco, CA 94105-1901	6,847,968	32.83%
Band & Co.	C/O US Bank NA PO Box 1787 Milwaukee, WI 53201-1787	4,675,073	22.41%
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	2,984,436	14.31%

	Address	Amount of Securities Owned	Percentage Owned
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	1,368,750	6.56%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	1,182,448	5.67%
Calvert Small/Mid-Cap Fund
Class A
Charles Schwab & Co. Inc.	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	81,704	7.98%
Merrill Lynch, Pierce, Fenner & Smith Incorporated for the Sole Benefits of its Customers	Attn: Fund Administration 4800 Deer Lake Drive E, Floor 3 Jacksonville, FL 32246-6484	75,711	7.40%
Wells Fargo Clearing Services LLC	2801 Market Street St. Louis, MO 63103-2523	59,582	5.82%
Class C
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	1,112	31.48%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	705	19.96%
LPL Financial	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	554	16.68%
Aaron Hochstetler	554 State Route 95 Loudonville, OH 44842-9611	351	9.95%
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	210	5.95%
UMB Bank NA Customer ROTH IRA	169 Spencer Street Brooklyn, NY 11205-3930	210	5.95%
Owen L. Davie	776 Mosquitoville Road Groton, VT 05046-8923	188	5.35%
Class I
Charles Schwab & Co. Inc.	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	64,602	29.84%
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	61,385	28.35%

	Address	Amount of Securities Owned	Percentage Owned
Raymond James Omnibus for Mutual Funds House Account Firm	Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-100	26,281	12.14%
RBC Capital Markets LLC Mutual Funds Omnibus processing	Attn: Mutual Fund Ops Manager 250 Nicollet Mall Suite, 1400 Minneapolis, MN 55401-7582	14,359	6.63%
LPL Financial	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	13,027	6.02%
Calvert Responsible Index Series, Inc.
Calvert International Responsible Index Fund
Class A
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	782,683	25.66%
MMATCO LLP Nominee for MMA Trust Company	PO Box 483 1110 North Main Street Goshen, IN 46527-0483	667,707	21.89%
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	161,118	5.28%
Class I
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	9,465,554	34.65%
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	8,950,424	32.87%
Capinco C/O US Bank NA	PO Box 1787 Milwaukee, WI 532001-1787	1,520,610	5.58%
SEI Private Trust Company	Attn: Mutual Funds 1 Freedom Valley Drive Oaks, PA 19456-9989	1,367,054	5.02%
Class R6
Calvert Growth Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	886,363	16.03%
SEI Private Trust Company	Attn: Mutual Funds 1 Freedom Valley Drive Oaks, PA 19456-9989	838,955	15.17%

	Address	Amount of Securities Owned	Percentage Owned
Calvert Moderate Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	599,219	10.83%
NA Bank & Co.	PO Box 2180 Tulsa, OK 74101-2180	462,006	8.35%
Calvert US Large-Cap Core Responsible Index Fund
Class A
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	2,361,455	14.29%
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	2,138,484	12.94%
Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers	1 New York Plaza, Floor 12 New York, NY 10004-1965	1,163,108	7.04%
LPL Financial	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	875,356	5.30%
Class C
Wells Fargo Clearing Services LLC Special Custody Account for the Benefit of our Customers	2801 Market Street St. Louis, MO 63103-2523	256,757	16.43%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	220,796	14.13%
LPL Financial	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	159,336	10.20%
Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers	1 New York Plaza, Floor 12 New York, NY 10004-1965	126,711	8.11%
Raymond James Omnibus for Mutual Funds House Account Firm	Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-100	101,610	6.50%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	93,836	6.00%
Class I
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	16,238,391	27.32%
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	14,461,051	24.33%

	Address	Amount of Securities Owned	Percentage Owned
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	4,777,596	8.04%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	3,007,199	5.06%
Class R6
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	11,335,600	31.45%
SEI Private Trust Company	Attn: Mutual Funds 1 Freedom Valley Drive Oaks, PA 19456-9989	3,307,414	9.18%
The State of Wisconsin DEF COMP BRD TTEE State of Wisconsin DCP C/O Fascore LLC	8515 East Orchard Road, 2T2 Greenwood Village, CO 80111-5002	2,443,061	6.78%
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	2,355,980	6.54%
TIAA Trust, NA as Cust/TTEE of Retirement Plans Recordkept by TIAA	Attn: Fund Operations 8500 Andrew Carnegie Boulevard Charlotte, NC 28262-8500	2,040,088	5.66%
Calvert US Large-Cap Growth Responsible Index Fund
Class A
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	472,266	27.52%
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	289,135	16.85%
LPL Financial	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	124,133	7.23%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	102,268	5.96%
Class I
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	3,658,473	50.71%
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	1,517,908	21.04%

	Address	Amount of Securities Owned	Percentage Owned
LPL Financial	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	989,097	13.71%
Class R6
Calvert Growth Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	565,388	33.20%
Calvert Moderate Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	465,517	27.33%
Calvert Conservative Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	148,929	8.74%
US Charitable Gift Trust Donor advised Calvert Responsible Investing Moderate Fund C/O REN PSG	8910 Purdue Road, Suite 500 Indianapolis, IN 46268-6100	96,380	5.66%
Calvert US Large-Cap Value Responsible Index Fund
Class A
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	1,139,917	31.05%
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	659,612	17.96%
Class I
Merrill Lynch, Pierce, Fenner & Smith Incorporated for the Sole Benefits of its Customers	Attn: Fund Administration 4800 Deer Lake Drive E, Floor 3 Jacksonville, FL 32246-6484	11,023,752	24.42%
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	10,163,098	22.52%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	6,683,106	14.81%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers	211 Main Street San Francisco, CA 94105-1901	6,679,720	14.80%
Raymond James Omnibus for Mutual Funds House Account Firm	Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-100	3,818,618	8.46%

	Address	Amount of Securities Owned	Percentage Owned
Class R6
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	1,134,919	26.14%
Calvert Growth Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	908,227	20.92%
Calvert Moderate Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	764,719	17.62%
Calvert Conservative Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	282,865	6.52%
US Charitable Gift Trust Donor advised Calvert Responsible Investing Moderate Fund C/O REN PSG	8910 Purdue Road, Suite 500 Indianapolis, IN 46268-6100	272,388	6.27%
Merrill Lynch, Pierce, Fenner & Smith Incorporated for the Sole Benefits of its Customers	Attn: Fund Administration 4800 Deer Lake Drive E, Floor 3 Jacksonville, FL 32246-6484	262,177	6.04%
US Charitable Gift Trust Donor advised Calvert Responsible Investing Growth Fund C/O REN PSG	8910 Purdue Road, Suite 500 Indianapolis, IN 46268-6100	225,272	5.19%
Calvert US Mid-Cap Core Responsible Index Fund
Class A
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	371,001	23.36%
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	90,066	5.67%
Class I
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	1,903,390	22.60%
Band & Co.	PO Box 1787 Milwaukee, WI 532001-1787	1,370,865	16.28%
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	1,360,860	16.16%

	Address	Amount of Securities Owned	Percentage Owned
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	1,026,462	12.19%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	746,217	8.86%
Capinco C/O US Bank NA	PO Box 1787 Milwaukee, WI 532001-1787	522,499	6.20%
Class R6
Calvert Growth Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	247,327	21.48%
Calvert Moderate Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	202,586	17.59%
TIAA Trust, NA as Cust/TTEE of Retirement Plans Recordkept by TIAA	Attn: Fund Operations 8500 Andrew Carnegie Boulevard Charlotte, NC 28262-8500	107,456	9.33%
US Charitable Gift Trust Donor advised Calvert Responsible Investing Moderate Fund C/O REN PSG	8910 Purdue Road, Suite 500 Indianapolis, IN 46268-6100	75,128	6.52%
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	73,139	6.35%
Calvert Conservative Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	67,936	5.90%
Calvert Social Investment Fund
Calvert Balanced Fund
Class A
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	2,896,599	14.37%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	1,479,896	7.34%
Class C
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	197,823	17.20%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	168,067	14.62%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	129,392	11.25%
Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers	1 New York Plaza, Floor 12 New York, NY 10004-1965	124,410	10.82%

	Address	Amount of Securities Owned	Percentage Owned
Wells Fargo Clearing Services LLC Special Custody Account for the Benefit of our Customers	2801 Market Street St. Louis, MO 63103-2523	114,873	9.99%
Raymond James Omnibus for Mutual Funds House Account Firm	Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-100	95,888	8.34%
Class I
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	1,720,469	24.67%
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	656,093	9.41%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	593,379	8.51%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	569,389	8.16%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	466,932	6.70%
Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers	1 New York Plaza, Floor 12 New York, NY 10004-1965	380,148	5.45%
Raymond James Omnibus for Mutual Funds House Account Firm	Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-100	349,700	5.01%
Class R6
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	905,268	33.68%
ING National Trust U/A April 22 1996 Aetna 403(B)(7)	One Orange Way, B3N Windsor, CT 06095-4773	318,385	11.85%
MAC & Co.	Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	317,279	11.81%
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-1995	224,045	8.34%
Nationwide Trust Company, FSB FBO Participating Retirement Plans TPA-NTC	C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	143,194	5.33%

	Address	Amount of Securities Owned	Percentage Owned
Calvert Bond Fund
Class A
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	4,716,120	19.60%
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	3,413,843	14.19%
Voya Institutional Trust Company Variable	One Orange Way, B3N Windsor, CT 06095-4773	3,214,090	13.36%
Class C
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	155,806	22.30%
Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers	1 New York Plaza, Floor 12 New York, NY 10004-1965	145,708	20.85%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	90,712	12.98%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	50,929	7.29%
Wells Fargo Clearing Services LLC Special Custody Account for the Benefit of our Customers	2801 Market Street St. Louis, MO 63103-2523	47,084	6.74%
Class I
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	49,957,490	25.18%
Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers	1 New York Plaza, Floor 12 New York, NY 10004-1965	29,589,625	14.91%
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	25,066,903	12.63%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	23,575,957	11.88%
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-1995	21,494,162	10.83%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	15,753,568	7.94%

	Address	Amount of Securities Owned	Percentage Owned
Class R6
SEI Private Trust Company	C/O TIAA-SWP 1 Freedom Valley Drive Oaks, PA 19456-9989	14,850,724	29.73%
State Street and Trust Company as Trustee	1176 Heritage Drive Quincy, MA 02171	5,698,275	11.41%
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-1995	4,337,388	8.68%
Calvert Conservative Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	4,299,016	8.61%
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	4,235,240	8.48%
Calvert Moderate Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	3,338,585	6.68%
Capinco C/O US Bank NA	PO Box 1787 Milwaukee, WI 532001-1787	2,891,515	5.79%
Calvert Conservative Allocation Fund
Class A
ING National Trust U/A April 22 1996 Aetna 403(B)(7)	One Orange Way, B3N Windsor, CT 06095-4773	1,590,578	17.05%
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	784,463	8.41%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	637,276	6.83%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	590,789	6.33%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	566,172	6.07%
Class C
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	84,237	13.94%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	82,471	13.65%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	80,826	13.37%
Wells Fargo Clearing Services LLC Special Custody Account for the Benefit of our Customers	2801 Market Street St. Louis, MO 63103-2523	70,334	11.64%

	Address	Amount of Securities Owned	Percentage Owned
Class I
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-1995	536,585	19.28%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers	211 Main Street San Francisco, CA 94105-1901	299,040	10.74%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	288,159	10.35%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	242,848	8.72%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	206,455	7.42%
Wells Fargo Clearing Services LLC Special Custody Account for the Benefit of our Customers	2801 Market Street St. Louis, MO 63103-2523	186,735	6.71%
Class R6
Mid Atlantic Trust Company	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	51,853	34.28%
John Hancock Trust Company	200 Berkeley Street, Suite 7 Boston, MA 02116-5038	41,877	27.68%
Matrix Trust Company Customer FBO National Consumers League	717 17th Street, Suite 1300 Denver, CO 80202-3304	28,714	18.98%
Mid Atlantic Trust Company Civications Inc.	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	9,515	6.29%
Calvert Equity Fund
Class A
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	3,225,239	12.42%
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	1,440,556	5.55%
Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers	1 New York Plaza, Floor 12 New York, NY 10004-1965	1,373,670	5.29%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	1,360,540	5.24%

	Address	Amount of Securities Owned	Percentage Owned
Class C
Wells Fargo Clearing Services LLC Special Custody Account for the Benefit of our Customers	2801 Market Street St. Louis, MO 63103-2523	527,145	16.09%
Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers	1 New York Plaza, Floor 12 New York, NY 10004-1965	402,993	12.30%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	370,957	11.33%
Raymond James Omnibus for Mutual Funds House Account Firm	Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-100	292,307	8.92%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	287,753	8.79%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	246,674	7.53%
Merrill Lynch, Pierce, Fenner & Smith Incorporated for the Sole Benefits of its Customers	Attn: Fund Administration 4800 Deer Lake Drive E, Floor 3 Jacksonville, FL 32246-6484	194,573	5.94%
Class I
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-1995	6,731,663	20.85%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	5,236,401	16.22%
Wells Fargo Clearing Services LLC Special Custody Account for the Benefit of our Customers	2801 Market Street St. Louis, MO 63103-2523	2,975,022	9.22%
Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers	1 New York Plaza, Floor 12 New York, NY 10004-1965	2,653,484	8.22%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	2,300,055	7.12%
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	2,180,015	6.75%
Merrill Lynch, Pierce, Fenner & Smith Incorporated for the Sole Benefits of its Customers	Attn: Fund Administration 4800 Deer Lake Drive E, Floor 3 Jacksonville, FL 32246-6484	1,640,373	5.08%

	Address	Amount of Securities Owned	Percentage Owned
Class R6
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	2,829,874	38.34%
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-1995	753,494	10.21%
JP Morgan Securities LLC Omnibus Account for the exclusive Benefit of Customers	Mutual Fund Department 4 Chase Metrotech Center, Floor 3rd Brooklyn, NY 11245-0003	383,909	5.20%
Calvert Focused Value Fund
Class A
National Financial Services LLC	499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	27,978	35.64%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	21,510	27.40%
UMB Bank NA Customer IRA	8 Stonepost Road Glastonbury, CT 06033-4139	4,922	6.27%
National Financial Services LLC	499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	4,365	5.56%
UMB Bank NA Customer IRA	617 NE Skidmore Street Portland, OR 97211-3467	4,342	5.53%
Class C
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	10,346	60.85%
Eaton Vance Management	Attn: Finance and Accounting, 8th Floor 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	5,205	30.61%
Class I
Eaton Vance Management	Attn: Finance and Accounting, 8th Floor 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	512,432	57.84%
Interactive Brokers LLC	2 Pickwick Plaza, Suite 202 Greenwich, CT 06830-5576	210,572	23.77%
National Financial Services LLC for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	147,984	16.70%

	Address	Amount of Securities Owned	Percentage Owned
Class R6
Calvert Growth Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	1,887,776	45.59%
Calvert Moderate Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	1,746,817	42.19%
Calvert Conservative Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	500,679	12.09%
Calvert Growth Allocation Fund
Class A
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	2,068,798	20.95%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	1,049,316	10.63%
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	600,418	6.69%
Class C
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	225,941	30.98%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	125,038	17.14%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	62,289	8.54%
Wells Fargo Clearing Services LLC Special Custody Account for the Benefit of our Customers	2801 Market Street St. Louis, MO 63103-2523	47,541	6.52%
Class I
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-1995	370,134	16.95%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers	211 Main Street San Francisco, CA 94105-1901	332,169	15.21%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	163,963	7.51%
Class R6
John Hancock Trust Company	200 Berkeley Street, Suite 7 Boston, MA 02116-5038	16,686	33.90%

	Address	Amount of Securities Owned	Percentage Owned
Mid Atlantic Trust Company FBO Civications Inc.	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	5,612	11.40%
ING Life Insurance and Annuity Co.	One Orange Way, B3N Windsor, CT 06095-4773	5,353	10.88%
Mid Atlantic Trust Company FBO Americas 403B PEP	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	3,854	7.83%
JP Morgan Securities LLC Omnibus Account for the exclusive Benefit of Customers	Mutual Fund Department 4 Chase Metrotech Center, Floor 3rd Brooklyn, NY 11245-0003	3,616	9.35%
Matrix Trust Company Customer FBO National Consumers League	717 17th Street, Suite 1300 Denver, CO 80202-3304	3,125	6.35%
Mid Atlantic Trust Company FBO Bedrock Motors of Rogers Inc. 401(k)	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	3,019	6.13%
Calvert Moderate Allocation Fund
Class A
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	1,574,200	12.51%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	1,125,768	8.95%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	919,119	7.30%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	813,572	6.47%
ING National Trust U/A April 22 1996 Aetna/Fleet Directed TTE Agreement & Aetna 403(B)(7)	One Orange Way, B3N Windsor, CT 06095-4773	674,753	5.36%
Class C
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	165,944	18.53%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	148,346	16.57%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	142,061	15.87%
Wells Fargo Clearing Services LLC Special Custody Account for the Benefit of our Customers	2801 Market Street St. Louis, MO 63103-2523	57,052	6.37%

	Address	Amount of Securities Owned	Percentage Owned
Class I
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers	211 Main Street San Francisco, CA 94105-1901	822,287	22.74%
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-1995	506,446	14.00%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	260,731	7.21%
Wells Fargo Clearing Services LLC Special Custody Account for the Benefit of our Customers	2801 Market Street St. Louis, MO 63103-2523	208,206	5.76%
Class R6
Matrix Trust Company Agent for TRP RPS RK FBO 401K The Team Approach, Inc. 401(K) Plan	2174 Old Philadelphia Pike Lancaster, PA 17302-3433	10,853	26.94%
John Hancock Trust Company LLC	200 Berkeley Street, Suite 7 Boston, MA 02116-5038	9,773	24.26%
Empower Trust FBO Empower Benefit Plans	815 E. Orchard Road 2T2 Greenwood Village, CO 80111-5002	9,242	22.94%
JP Morgan Securities LLC Omnibus Account for the exclusive Benefit of Customers	Mutual Fund Department 4 Chase Metrotech Center, Floor 3rd Brooklyn, NY 11245-0003	6,986	17.34%
Calvert World Values Fund, Inc.
Calvert Emerging Markets Advancement Fund
Class A
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers	211 Main Street San Francisco, CA 94105-1901	198,483	73.17%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	23,372	8.62%
Class I
Calvert Growth Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	1,761,050	21.43%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	1,419,771	17.28%

	Address	Amount of Securities Owned	Percentage Owned
Calvert Moderate Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	1,335,564	16.26%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	802,881	9.77%
National Financial Services LLC for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	780,278	9.50%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers	211 Main Street San Francisco, CA 94105-1901	470,206	5.72%
Calvert Conservative Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	453,113	5.52%
Calvert Emerging Markets Equity Fund
Class A
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	1,783,965	16.93%
Class C
Wells Fargo Clearing Services LLC Special Custody Account for the Benefit of our Customers	2801 Market Street St. Louis, MO 63103-2523	206,324	36.39%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	95,515	16.85%
Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers	1 New York Plaza, Floor 12 New York, NY 10004-1965	58,838	10.38%
Raymond James Omnibus for Mutual Funds House Account Firm	Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-100	41,004	7.23%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	38,076	6.72%
Class I
Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers	1 New York Plaza, Floor 12 New York, NY 10004-1965	13,617,537	26.92%

	Address	Amount of Securities Owned	Percentage Owned
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-1995	10,296,839	20.36%
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	10,149,644	20.07%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	3,999,491	7.91%
Class R6
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	1,213,864	22.40%
Wells Fargo Bank NA FBO Omnibus Account Cash	PO Box 1533 Minneapolis, MN 55480-1533	800,522	14.77%
Calvert Growth Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	665,860	12.29%
MAC & Co.	Attn: Mutual Funds Operations 500 Grant Street, Room 151-1010 Pittsburgh, PA 15219-2502	632,668	11.67%
Calvert Moderate Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	450,309	8.31%
Calvert International Equity Fund
Class A
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	1,454,832	19.87%
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	724,972	9.90%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	435,740	5.95%
Class C
Wells Fargo Clearing Services LLC Special Custody Account for the Benefit of our Customers	2801 Market Street St. Louis, MO 63103-2523	26,087	13.54%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	19,377	10.06%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	19,339	10.04%

	Address	Amount of Securities Owned	Percentage Owned
Raymond James Omnibus for Mutual Funds House Account Firm	Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-100	13,672	7.10%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	11,381	5.91%
UBS WM USA Omni Account M/F Special Custody	1000 Harbor Boulevard Weehawken, NJ 07086-6761	10,822	5.62%
Jane C. Simon TOD Subject to Calvert TOD Rules	2901 Brookwood Ter Minneapolis, MN 5541-2415	10,021	5.20%
Class I
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-1995	5,971,066	24.13%
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	4,053,878	16.38%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	3,543,682	14.32%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	2,077,085	8.39%
Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers	1 New York Plaza, Floor 12 New York, NY 10004-1965	1,753,299	7.08%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers	211 Main Street San Francisco, CA 94105-1901	1,643,185	6.64%
Class R6
Calvert Growth Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	1,069,412	22.15%
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-1995	922,885	19.12%
Calvert Moderate Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	894,692	18.53%
SEI Private Trust Company	One Freedom Valley Drive Oaks, PA 19456-9989	443,454	9.19%

	Address	Amount of Securities Owned	Percentage Owned
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	416,304	8.62%
Calvert Conservative Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	260,703	5.40%
Calvert International Opportunities Fund
Class A
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	940,718	26.34%
ING National Trust U/A April 22 1996 Aetna/Fleet Directed TTE Agreement & Aetna 403(B)(7)	One Orange Way, B3N Windsor, CT 06095-4773	429,944	12.04%
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	416,667	11.67%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	237,462	6.65%
Class C
National Financial Services LLC for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	31,981	16.87%
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	12,739	6.72%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	11,957	6.31%
UMB Bank NA Customer IRA FBO Nancy Moser	1000 Harbor Boulevard Weehawken, NJ 07086-6761	9,836	5.19%
Class I
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	3,514,166	30.79%
SEI Private Trust Company C/O Laird Norton	Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	2,058,407	18.03%
National Financial Service Corporation for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-1995	1,739,743	15.24%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	824,148	7.22%

	Address	Amount of Securities Owned	Percentage Owned
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	813,297	7.13%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	729,388	6.39%
Class R6
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	1,132,232	25.78%
Capinco C/O US Bank NA	PO Box 1787 Milwaukee, WI 53201-1787	680,431	15.49%
Calvert Growth Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	811,082	18.47%
Calvert Moderate Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	656,728	14.95%
Northern Trust CO FBO RTF of Lifeway Christian Resources of the Southern Baptist	50 S La Salle Street Chicago, IL 60603-1003	428,267	9.75%
Calvert Mid-Cap Fund
Class A
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	689,912	17.00%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	226,225	5.57%
Class C
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	14,776	11.80%
Raymond James Omnibus for Mutual Funds House Account Firm	Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-100	10,112	8.07%
Wells Fargo Clearing Services LLC Special Custody Account for the Benefit of our Customers	2801 Market Street St. Louis, MO 63103-2523	9,761	7.79%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	8,455	6.75%
RBC Capital Markets LLC Mutual Fund Omnibus Processing	Attn: Mutual Fund Ops Manager 250 Nicollet Mall, Suite 1400 Minneapolis, MN 55401-7582	7,150	5.71%
Class I
American Enterprise Investment Service	707 2nd Avenue South Minneapolis, MN 55402-2405	261,273	18.59%

	Address	Amount of Securities Owned	Percentage Owned
National Financial Services LLC for the Exclusive Benefit of our Customer	Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	254,804	18.13%
Charles Schwab & Co. Inc. Reinvest Account	Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1901	204,243	14.54%
Calvert Moderate Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	83,450	5.94%
LPL Financial Omnibus Customer Account	Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	76,481	5.44%
Calvert Growth Allocation Fund	Attn: Fund Administration 1 Post Office Square, Suite 1600 Boston, MA 02109-2105	75,834	5.40%
Edward D. Jones & Co. FBO Customers	12555 Manchester Road St. Louis, MO 63131-3710	73,913	5.26%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-2052	72,559	5.16%
Calvert Variable Series, Inc.
Calvert VP SRI Balanced Portfolio
Class F
Jefferson National Life Insurance C/O IPO Portfolio Accounting	PO Box 182029 Columbus, OH 43218-2029	3,902,489	37.98%
Midland National Life Insurance Co.	C/O Variable Annuity Department PO Box 10385 Des Moines, IA 50306-0385	2,717,953	26.45%
IDS Life Insurance Company	Attn: Malik Benyebka 125 AXP Financial Center, #1SR Minneapolis, MA 55474-0001	1,234,707	12.02%
Nationwide Life Insurance Company NWVAII	C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	842,266	8.20%
Ameritas Life Insurance Corporation Ameritas Variable Separate Account	5900 O Street Lincoln, NE 68510-2234	524,276	5.10%
Class
Mid Atlantic Trust Company FBO Mutual of America Separate Account #2	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	55,098,263	36.86%

	Address	Amount of Securities Owned	Percentage Owned
ING Life Insurance and Annuity Company	One Orange Way, B3N Winsor, CT 06095-4773	23,789,664	15.91%
Metropolitan Life Insurance Company	Securities Accounting & Admin PO Box 145461 Cincinnati, OH 45250-5461	18,973,058	12.69%
Mid Atlantic Trust Company FBO Mutual of America Separate Account #1	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	11,444,763	7.66%
Calvert VP SRI Mid Cap Portfolio
Class
Metropolitan Life Insurance Company	Mutual Fund Processing PO Box 145461 Cincinnati, OH 45250-5461	223,247	24.87%
American United Life Insurance CO AUL American Unit Trust	Attn: Separate Accounts PO Box 368 Indianapolis, IN 46206-0368	183,638	20.46%
Transamerica Life Insurance Company Separate Account VA CC	4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	146,347	16.30%
Midland National Life Insurance Co.	C/O Variable Annuity Department PO Box 10385 Des Moines, IA 50306-0385	78,688	8.77%
American United Life Insurance CO Group Retirement Annuity Separate Account II	Attn: Separate Accounts PO Box 368 Indianapolis, IN 46206-0368	68,932	7.68%
Ameritas Life Insurance Corporation Ameritas Variable Separate Account VA2	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	60,931	6.79%
Calvert Variable Trust, Inc.
CVT EAFE International Index Portfolio
Class F
Prudential Financial	Attn: Pruco Life of AZ – Annuity 213 Washington Street Newark, NJ 07102-2992	351,134	48.94%
Principal Life Insurance Company Customer FBO Principal Executive Variable Universal Life II	Attn: Individual Life Accounting 711 High Street Des Moines, IA 50392-0001	141,398	19.71%
IDS Life Insurance Company	Attn: Malik Benyebka 125 AXP Financial Center, #1SR Minneapolis, MA 55474-0001	66,025	9.20%

	Address	Amount of Securities Owned	Percentage Owned
Principal Life Insurance Company Customer FBO Principal Executive Variable Universal Life II	Attn: Individual Life Accounting 711 High Street Des Moines, IA 50392-0001	50,153	6.99%
Prudential Financial	Attn: Pruco Life of NJ – Annuity 213 Washington Street Newark, NJ 07102-2992	38,265	5.33%
Class I
Ameritas Life Insurance Corporation Ameritas Variable Separate Account VA2	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	317,360	33.74%
Ameritas Life Insurance Corporation Ameritas Variable Separate Account V	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	142,482	15.15%
IDS Life Insurance Company	Attn: Malik Benyebka 125 AXP Financial Center, #1SR Minneapolis, MA 55474-0001	87,897	9.35%
National Financial Services LLC JP Morgan Chase Bank NA CGLIC-SAFEM Calvert VP EAFE IN	4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0003	59,133	6.29%
Ameritas Life Insurance Corporation Carillon Life Account	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	58,966	6.27%
Ameritas Life Insurance Corporation Separate Account D	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	55,095	5.86%
CVT Investment Grade Bond Index Portfolio
Class F
Principal Life Insurance Company Customer FBO Principal Pivot Series Variable Annuity III	Attn: Individual Life Accounting 711 High Street Des Moines, IA 50392-0001	123,865	95.03%
Class I
Ameritas Life Insurance Corporation Ameritas Variable Separate Account VA2	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	1,888,194	55.88%
Ameritas Life Insurance Corporation Ameritas Variable Separate Account V	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	196,900	9.65%
Woodmen of the World/Omaha Woodmen Life Insurance Society	1700 Farnam Street, Suite 840, Suite 2200 Omaha, NE 68102-2025	185,641	8.73%
Ameritas Life Insurance Corporation Carillon Account	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	130,058	6.12%

	Address	Amount of Securities Owned	Percentage Owned
Ameritas Life Insurance Corporation Carillon Life Account	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	112,084	5.27%
CVT Nasdaq 100® Index Portfolio
Class F
Prudential Financial	Attn: Pruco Life of AZ – Annuity 213 Washington Street Newark, NJ 07102-2992	704,711	50.46%
Nationwide Life Insurance Company NWVAII	C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	193,077	13.83%
IDS Life Insurance Company	Attn: Malik Benyebka 125 AXP Financial Center, #1SR Minneapolis, MA 55474-0001	183,445	13.14%
Prudential Financial	Attn: Pruco Life of NJ – Annuity 213 Washington Street Newark, NJ 07102-2992	125,690	9.00%
Class I
Modern Woodmen of America Product Valuation	5801 SW Sixth Avenue Topeka, KS 66636-1001	719,617	38.75%
Woodmen of the World/Omaha Woodmen Life Insurance Society	1700 Farnam Street, Suite 840, Suite 2200 Omaha, NE 68102-2025	334,179	17.99%
Ameritas Life Insurance Corporation Ameritas Variable Separate Account VA2	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	256,329	13.80%
Farm Bureau Life Insurance Company	C/O Mutual Fund Accounting 5400 University Avenue WDM, IA 50266-5997	148,256	7.98%
Ameritas Life Insurance Corporation Ameritas Variable Separate Account V	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	143,501	7.73%
CVT Russell 2000® Small Cap Index Portfolio
Class F
Principal Life Insurance Company Customer FBO Principal Executive Variable Universal Life II	Attn: Individual Life Accounting 711 High Street Des Moines, IA 50392-0001	283,466	29.40%
Principal Life Insurance Company Customer FBO Principal Individual—Executive Variable Universal Life	Attn: Individual Life Accounting 711 High Street Des Moines, IA 50392-0001	183,255	19.01%

	Address	Amount of Securities Owned	Percentage Owned
IDS Life Insurance Company	Attn: Malik Benyebka 125 AXP Financial Center, #1SR Minneapolis, MA 55474-0001	144,782	15.02%
Principal National Life Insurance Company Customer FBO Variable Universal Life III	Attn: Individual Life Accounting 711 High Street Des Moines, IA 50392-0001	102,826	10.66%
Principal Life Insurance Company Customer FBO Principal Pivot Series Variable Annuity III	Attn: Individual Life Accounting 711 High Street Des Moines, IA 50392-0001	76,258	7.91%
Class I
Transamerica Life Insurance Company EM Private Placement	4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	560,569	23.72%
Modern Woodmen of America Product Valuation	5801 SW Sixth Avenue Topeka, KS 66636-1001	435,931	18.45%
Ameritas Life Insurance Corporation Ameritas Variable Separate Account V	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	382,452	16.18%
Ameritas Life Insurance Corporation Ameritas Variable Separate Account VA2	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	314,289	13.30%
CVT S&P 500® Index Portfolio
Class
Ameritas Life Insurance Corporation Ameritas Variable Separate Account VA2	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	656,446	26.26%
Ameritas Life Insurance Corporation Ameritas Variable Separate Account V	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	650,692	26.03%
Ameritas Life Insurance Corporation Carillon Life Account	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	273,097	10.92%
Ameritas Life Insurance Corporation Carillon Account	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	227,155	9.09%
Modern Woodmen of America Product Valuation	5801 SW Sixth Avenue Topeka, KS 66636-1001	208,744	8.35%
Ameritas Life Insurance Corporation Carillon Separate Account G	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	143,547	5.74%
Ameritas Life Insurance Corporation Separate Account G-2	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	131,486	5.26%

	Address	Amount of Securities Owned	Percentage Owned
CVT S&P MidCap 400 Index Portfolio
Class F
Unit Investment Trust Horace Mann Life Insurance Company Separate Account	1 Horace Mann Plaza Springfield, IL 62715-0001	2,419,290	78.81%
Prudential Financial	Attn: Pruco Life of AZ – Annuity 213 Washington Street Newark, NJ 07102-2992	403,028	13.13%
Class I
Ameritas Life Insurance Corporation Ameritas Variable Separate Account VA2	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	367,923	23.20%
Ameritas Life Insurance Corporation Ameritas Variable Separate Account V	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	322,576	20.34%
Modern Woodmen of America Product Valuation	5801 SW Sixth Avenue Topeka, KS 66636-1001	233,958	14.75%
Woodmen of the World/Omaha Woodmen Life Insurance Society	1700 Farnam Street, Suite 840, Suite 2200 Omaha, NE 68102-2025	110,888	6.99%
Ameritas Life Insurance Corporation Carillon Life Account	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	97,905	6.17%
Ameritas Life Insurance Corporation Carillon Account	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	89,359	5.64%
Ameritas Life Insurance Corporation Carillon Separate Account G	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	87,991	5.55%
CVT Volatility Managed Growth Portfolio
Class F
Ameritas Life Insurance Corporation Ameritas Variable Separate Account VA2	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	3,537,415	92.05%
Ameritas Life Insurance Corporation Separate Account LLVA	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	290,542	7.56%
CVT Volatility Managed Moderate Growth Portfolio
Class F
Ameritas Life Insurance Corporation Ameritas Variable Separate Account VA2	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	2,197,900	77.51%
Ameritas Life Insurance Corporation Ameritas Variable Separate Account V	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	295,092	10.41%
Ameritas Life Insurance Corporation Separate Account LLVA	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	255,028	8.99%

	Address	Amount of Securities Owned	Percentage Owned
CVT Volatility Managed Moderate Portfolio
Class F
Ameritas Life Insurance Corporation Ameritas Variable Separate Account VA2	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	2,714,970	76.90%
Ameritas Life Insurance Corporation Separate Account LLVA	Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	466,497	13.21%

Appendix G

Governance Committee Charter

Approved December 28, 2016

CALVERT FUNDS

GOVERNANCE COMMITTEE CHARTER

I.

Purposes of the Committee. The Board of Trustees or Directors (the “Board”) of each registered investment company or series thereof (each, a “Fund” and collectively, the “Funds”) for which Calvert Research and Management (“CRM”) serves as investment adviser has established a Governance Committee (the “Committee”) of the Board and has approved this Charter for the operation of the Committee. The purposes of the Committee are as follows:

1. To consider, evaluate and make recommendations to the Board concerning the size, structure, membership and operation of the Board and the committees thereof.

2. To consider, evaluate and make recommendations to the Board regarding the nomination of those Trustees and Directors who are not “interested persons”, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of any Fund or of the investment adviser, sub-adviser or principal underwriter of any Fund (each, an “Independent Trustee” and collectively, the “Independent Trustees”) for appointment and/or election to the Board.

3. To consider, evaluate and make recommendations to the Board regarding the appointment of Chairpersons and Vice-Chairpersons, if any, of the Board and of each committee of the Board and the terms, if any, of such appointments.

4. To consider, evaluate and make recommendations to the Board regarding the compensation of Independent Trustees.

5. To assist the Board in complying with the “Fund Governance Standards” of Rule 0-1(a)(7) under the 1940 Act, including the Board’s annual evaluation of the performance of the Board and its committees.

6. To assist the Board, when requested by the Chairperson of the Board, in connection with any other matter that is appropriate for review by the Board and consistent with carrying out the purposes of the Committee.

II.

Composition of the Committee. The Committee shall be comprised of at least three Trustees appointed by the Board, which shall also determine the number and term, if any, of such members. All members of the Committee shall be Independent Trustees. In the event that a resignation, retirement, removal or other event or circumstance causes the number of Committee members to fall below the minimum set forth above, the Committee shall nevertheless be authorized to take any and all actions otherwise permitted under this Charter pending the appointment, within a reasonable time, of one or more Independent Trustees to fill the vacancy created thereby.

III.

Meetings of the Committee. Meetings of the Committee shall be held, upon reasonable notice, at such times (but not less frequently than annually), at such places and for such purposes (consistent with the purposes of the Committee set forth in this Charter) as determined from time to time by the Committee, the Chairperson of the Committee, the Board or the Chairperson of the Board. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting, and the decision of a majority of the members present and voting at a meeting at which a quorum is present shall determine any matter submitted to a vote. The Committee may adopt such procedures or rules not otherwise inconsistent with the terms of this Charter as it deems appropriate to govern its conduct under this Charter, which procedures or rules, if any, shall be included as an appendix to this Charter. Notices of all meetings of the Committee shall be provided to all Independent Trustees and all Independent Trustees shall be entitled to attend such meetings. Materials provided to the members of the Committee in connection with meetings of the Committee shall be made available to each Independent Trustee.

IV.

Chairperson of the Committee. A member of the Committee shall be appointed Chairperson of the Committee by the members of the Committee. The Chairperson of the Committee, or another member of Committee designated by the Chairperson, shall preside at meetings of the Committee. The Chairperson of the Committee shall be authorized to determine the agenda of such meetings, the materials to be provided in connection with such meetings, the topics to be discussed, the amount of time to be devoted to such topics and the order in which the topics are to be addressed. The Chairperson of the Committee may from time to time establish one or more working groups comprised of members of the Committee to assist the Chairperson and the Committee in performing their duties and responsibilities and shall promptly notify the Chairperson of the Board upon the establishment of any such working group. The Chairperson of the Committee shall provide oral or written reports to the Board at regular meetings of the Board regarding the activities of the Committee (and any working group thereof), including any approval by the Chairperson of the Board of expenditures by the Committee not previously reported to the Board. The Chairperson of the Committee shall be primarily responsible for interfacing with the Chairperson of the Board and with the Chairperson of each other committee of the Board with respect to matters potentially affecting the activities of the Committee. The Chairperson of the Committee shall also be primarily responsible, on behalf of the Committee, for interfacing with those individuals identified by management from time to time as being primarily responsible for responding to requests of the Committee. The Board may, upon the recommendation of the Committee, appoint a Vice-Chairperson of the Committee with the power and authority to perform any or all of the duties and responsibilities of the Chairperson of the Committee in the absence of the Chairperson of the Committee and/or as requested by the Chairperson of the Committee. The Chairperson and Vice-Chairperson, if any, of the Committee shall receive such compensation as determined from time to time by the Board upon the recommendation of the Committee.

V.	Duties and Responsibilities of the Committee. To carry out its purposes, the Committee shall have the following duties and responsibilities:

1. To consider and adopt procedures for identifying and evaluating candidates for the position of Independent Trustee, including the procedures to be followed by shareholders of the Fund that wish to recommend such candidates for consideration by the Committee, which procedures, as currently in effect, are set forth in Appendix A hereto.

2. When requested by the Board, to recommend to the Board individuals to be appointed or nominated for election as Independent Trustees.

3. To recommend to the Board from time to time, an Independent Trustee to be appointed as Chairperson of the Board, with such powers as are set forth on Appendix B hereto.

4. To evaluate periodically, but no less frequently than annually, the performance of the Board and its committees, which evaluation shall include consideration of the effectiveness of the committee structure of the Board and the number of Funds on whose Board each Trustee serves, and to make recommendations to the Board for any appropriate action designed to enhance such performance.

5. To evaluate periodically, the appropriate balance of knowledge, experience, skills, expertise and diversity, including racial and gender diversity, required for the Board to fulfill its duties.

6. To evaluate periodically, matters of Board diversity, including race, gender, culture, thought, and geography, and, as necessary, to consider and adopt measures and procedures as the Committee may deem appropriate to cultivate a Board that, as a whole, reflects a range of viewpoints, backgrounds, skills, experience, and expertise.

7. To review periodically, any recruitment, search and selection protocols or procedures so that diversity remains a component of any Independent Trustee search.

8. To review, at least annually, participation by Independent Trustees in educational and training programs relevant to Board responsibilities, provide the Independent Trustees with an update regarding attendance and any substantial feedback regarding such programs, and if requested by the Independent Trustees, develop general policies or guidelines regarding attendance at such programs.

9. To review periodically, at such times as determined to be appropriate by the Committee or when requested by the Board, the compensation of the Independent Trustees (including the compensation of the Chairperson of the Board and of each committee thereof) and to make recommendations to the Board regarding such compensation.

10. To review periodically, at such times as determined to be appropriate by the Committee or when requested by the Board or the Chairperson of the Board, the membership of each committee of the Board (including any “ad hoc” committee) and the Chairperson thereof, and make recommendations to the Board with respect to the appointment of members of each committee and the Chairperson thereof.

11. When requested by the Board or Chairperson of the Board, to review and make recommendations to the Board regarding the allocation of responsibilities among the various committees of the Board.

12. To review periodically, at such times as determined to be appropriate by the Committee or when requested by the Board or Chairperson of the Board, the policy or guidelines of the Board, if any, with respect to investments by Independent Trustees in shares of the Funds and to make recommendations to the Board regarding any such policy or guidelines.

13. When requested by the Board or Chairperson of the Board, to consider and make recommendations with respect to the terms and amount of any directors’ and officers’ errors and omissions insurance coverage with respect to the Funds, including the manner in which the premium payable under any such policies shall be allocated among Funds and any other named insureds thereunder.

14. To coordinate its activities with the other committees of the Board as necessary or appropriate to carry out its purposes effectively and efficiently, and to communicate with such other committees regarding matters that the Committee or such other committees may wish to consider in exercising their respective powers.

15. To review periodically the terms of this Charter and consider any appropriate changes thereto.

16. To take such other actions as may be requested by the Board or Chairperson of the Board from time to time consistent with carrying out the purposes of the Committee.

VI.	Powers of the Committee. In performing its duties and responsibilities, the Committee shall have the following powers and authority:

1. To make recommendations to the Board with respect to any of the foregoing matters and such other matters as the Committee may determine to be necessary or appropriate to carry out its purposes, including recommendations with respect to industry trends, best practices and educational or training opportunities for Independent Trustees to enhance the Board’s understanding of such matters.

2. To exercise such additional powers as from time to time may be authorized by the Board.

VII.

Resources of Committee. The Committee shall have the resources appropriate to exercise its powers and fulfill its responsibilities hereunder. Subject to the prior approval of the Board or the Chairperson of the Board, the Committee may engage counsel, consultants and other experts, at the expense of the Funds, and may determine the appropriate levels of funding for payment of compensation to such counsel, consultants and other experts, as well as the ordinary administrative expenses necessary or appropriate in exercising its powers and fulfilling its responsibilities under this Charter, including the reasonable costs of specialized training for Committee and Board members. The Committee may access directly such officers and employees of the Funds, the Funds’ investment adviser and the Funds’ other services providers, as it deems necessary or desirable in accordance with such communication protocols, if any, as may be established from time to time by the Board.

APPENDIX A

CALVERT FUNDS

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I. Identification of Candidates. When a vacancy on the Board of a Fund exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current members of the Board, management of the Funds, counsel and other advisors to the Board, and shareholders of a Fund who submit recommendations in accordance with these procedures. In no event shall the Committee consider as a candidate to fill any such vacancy an individual recommended by management of the Funds, unless the Committee has invited management to make such a recommendation. The Governance Committee may retain an executive search firm to help meet the Committee’s diversity objectives and may also form alliances with organizations representing the interests of women and minorities, including networking organizations and trade groups that may help identify diverse candidates. The Governance Committee may apply a search protocol that seeks qualified Board candidates from a variety of areas, which may include but is not limited to the traditional corporate environment, government, academia, private enterprise, non-profit organizations, and professions such as accounting, human resources, and legal services. The Governance Committee may develop recruitment protocols that seek to include diverse candidates in any Independent Trustee search. These protocols should take into account that qualified, but often overlooked, candidates may be found in a broad array of organizations, including academic institutions, privately held businesses, non-profit organizations, and trade associations, in addition to the traditionally recognized candidate pool of public company directors and officers.

II. Shareholder Candidates. The Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund who, for at least five years, has continuously owned at least 0.5% of the outstanding shares of the Fund, if such recommendation contains (i) sufficient background information concerning the candidate, including business experience for the past ten years, a description of the candidate’s qualifications and a statement from the candidate that the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations in writing to the attention of the Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III. Evaluation of Candidates. In evaluating a candidate for a position on the Board of a Fund, including any candidate recommended by shareholders of the Fund, the Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background, (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, or other experience or background of the candidate, and the extent to which such expertise, experience or background would complement the Board’ existing mix of skills, core competencies, qualifications and diversity of experiences and background; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the candidate and the Fund; (viii) the candidate’s understanding of and demonstrated thought leadership in the areas of sustainable and socially responsible investing, impact investing, or double bottom line investing (together, “responsible investing”); (ix) any experience possessed by the candidate in the field of responsible investing such as through academic research, community investing or involvement with social impact funds; and (x) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

IV. Diversity. The Board believes that diversity is an important attribute of a well-functioning board. Throughout the nomination process, the Governance Committee shall give consideration to matters of diversity, including race, gender, culture, thought, and geography and other factors that contribute to a Board that, as a whole, reflects a range of viewpoints, backgrounds, skills, experience, and expertise.

APPENDIX B

CALVERT FUNDS

OFFICE OF CHAIRPERSON OF THE BOARD OF TRUSTEES

I.

Independent Chairperson of the Board. The Governance Committee is empowered to recommend an Independent Trustee for appointment by the Board as the Chairperson of the Board. The power and authority vested in the Chairperson and his or her status as a Trustee or Director who is not an “interested person”, as defined in the 1940 Act, of any Fund or of the investment adviser, sub-adviser or principal underwriter of any Fund, are intended to enhance the ability of the Board to promote the interests of the shareholders of the Funds. The Chairperson’s role is non-executive in nature, and the Chairperson shall not be directly responsible for the day-to-day operation or administration of the Funds, nor for decisions with respect to matters that would otherwise be within the purview of the Board as a whole or the Independent Trustees as a group.

II.	Duties and Responsibilities of the Chairperson. The Chairperson of the Board shall have the following duties and responsibilities:

1. To preside at meetings of the Board and to exercise primary responsibility with respect to determining the agenda of such meetings, the topics discussed, the amount of time to be spent on each topic and the order in which topics are to be addressed.

2. To consult with and coordinate activities among the various committees and chairpersons thereof.

3. To serve as a member (ex officio or otherwise) of such committees of the Board as determined from time to time by the Board upon the recommendation of the Governance Committee.

4. To serve as the principal liaison with management and counsel to the Independent Trustees with respect to matters involving the Board.

5. To serve as a point of contact for shareholders and other persons wishing to communicate with the Independent Trustees or the Board.

III.	Powers of the Chairperson of the Board. In performing the Chairperson’s duties and responsibilities, the Chairperson shall have the following powers and authority:

1. To call meetings of the Board and of any committee thereof on such occasions and under such circumstances as the Chairperson may deem necessary or desirable.

2. To preside from time to time at meetings of the shareholders of the Funds, or to delegate such power and authority to another person as prescribed by the By-laws of the Funds; provided, however, that in the event the Chairperson does not preside at a meeting of shareholders or delegate such power and authority to another person, an officer of the Funds shall preside at such meeting.

3. To approve the engagement by any committee of counsel, consultants and other experts, at the expense of the Funds, and the payment of compensation to such counsel, consultants and other experts, as well as the ordinary administrative expenses of any committee necessary or appropriate in exercising its powers and fulfilling its responsibilities, including the reasonable costs of specialized training for committee and Board members.

4. In consultation with the Chairperson of the Governance Committee, to make recommendations to the Board from time to time regarding the establishment, membership and Chairperson of any newly proposed “ad hoc” committee of the Board.

5. To establish one or more working groups comprised of members of the Board to assist the Chairperson of the Board and/or the Chairperson of any Committee of the Board in performing their responsibilities; provided that the Chairperson of the Board shall promptly notify each of the other Trustees upon the establishment of any such working group.

6. To exercise such powers as are typically vested in a “lead” independent trustee of a mutual fund.

7. To exercise such additional powers with respect to the Funds as from time to time may be authorized by the Board.

IV.

Term of Appointment. Each appointee to the office of Chairperson of the Board shall serve in such capacity for such terms and such periods of time as may be established by the Board upon the recommendation of the Governance Committee, or until (i) such appointee’s earlier resignation or removal from such office by the Board upon the recommendation of the Governance Committee, or (ii) such appointee ceases to be a member of the Board; provided however, that in the event the Board does not appoint a new Chairperson at the conclusion of any term, the incumbent Chairperson shall continue to serve in such capacity until the Board takes further action. There shall be no specified limit to the total number of years an individual may serve as Chairperson of the Board.

V.

Resources of the Chairperson. The Chairperson of the Board shall have the resources appropriate to exercise the powers and fulfill the responsibilities of the office of the Chairperson hereunder. The Chairperson shall have the authority to engage counsel, consultants and other experts, at the expense of the Funds, and to determine the appropriate levels of funding for payment of compensation to such counsel, consultants and other experts, as well as the ordinary administrative expenses necessary or appropriate in exercising the powers and fulfilling the responsibilities of the office of the Chairperson, including the reasonable costs of specialized training for the Chairperson or members of the Board (collectively, “Expenditures”). Periodically, but no less frequently than annually, the Chairperson shall report to the Board and/or the other Independent Trustees all non-routine Expenditures not previously reported by the Chairperson; provided, however, that the Chairperson shall report as soon as reasonably practicable non-routine Expenditures that are reasonably expected to exceed $100,000. The Chairperson of the Board may access directly such officers and employees of the Funds, the Funds’ investment adviser and the Funds’ other services providers as the Chairperson deems necessary or desirable in accordance with such communication protocols, if any, as may be established from time to time by the Board.

MORGAN STANLEY ONE POST OFFICE SQUARE, SUITE 1600 BOSTON, MA 02109

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com or scan the QR Barcode above

3)  Follow the instructions provided on the website.

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V72493-S12607-S12613	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

The Boards of Trustees/Directors recommend a vote FOR the following:	For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1. To elect each of the following five individuals as Trustee of each Trust and Director of each Company. Nominees:	All ☐	All ☐	Except ☐
01) Von M. Hughes
02) Karen Fang
03) Eddie Ramos
04) Kim M. Keenan
05) Carlton M. Waterhouse

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting:

The Proxy Statement is available at www.proxyvote.com.

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V72494-S12607-S12613

SPECIAL JOINT MEETING OF SHAREHOLDERS

June 16TH, 2025

PROXY SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES/DIRECTORS

The undersigned holder of shares of beneficial interest of the Fund referenced on the reverse side (the “Fund”), hereby appoints DEIDRE E. WALSH, JAMES F. KIRCHNER, MICHAEL P. KEANE, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Joint Meeting of Shareholders of the Fund to be held at the offices of the Secretary of the Trust and Company, One Post Office Square, Boston, Massachusetts 02109, on Monday, June 16, 2025 at 11:30 a.m., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL JOINT MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL JOINT MEETING AND PROXY STATEMENT.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE.

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